Exhibit 2.1


                                   AGREEMENT

         THIS AGREEMENT (this "Agreement"), dated as of June 7, 2005, is by and among (i) Kaman Corporation, a Connecticut corporation (the "Company"), (ii) Newgate Associates Limited Partnership, a Connecticut limited partnership ("Newgate"), in its capacity as a shareholder of the Company, (iii) Oldgate Limited Partnership, a Connecticut limited partnership ("Oldgate"), in its capacity as a shareholder of the Company, (iv) Charles H. Kaman ("Kaman"), in his capacity as a shareholder of the Company, (v) C. William Kaman II ("CWK"), in his capacity as (A) as a shareholder of the Company, (B) the sole general partner of Newgate and Oldgate, (C) a voting trustee (a "Voting Trustee") under the Voting Trust Agreement, dated August 14, 2000 and as amended as of June 7, 2005 (as so amended, the "Voting Trust Agreement"), (D) an attorney-in-fact (a "DPA Attorney-in-Fact") under a Durable Power of Attorney, dated May 4, 1996 (the "Durable Power of Attorney"), and (E) the trustee on behalf of his children, Charles Tyson Kaman ("CTK") and Kathryn S. Kaman ("KSK"), as shareholders in the Company, (vi) Roberta C. Kaman ("RCK"), in her capacity as
(A) a shareholder of the Company, (B) a DPA Attorney-in-Fact, and (C) a Voting Trustee, (vii) Steven W. Kaman ("SWK"), in his capacity as (A) a shareholder of the Company, (B) a DPA Attorney-in-Fact, (C) a Voting Trustee and (D) the trustee on behalf of his child, Cameryn H. Kaman, as a shareholder of the Company, and (viii) Cathleen H. Kaman ("CHK"), in her capacity as (A) a shareholder of the Company, (B) a DPA Attorney-in-Fact, (C) a Voting Trustee and (D) the trustee on behalf of her child, Zane N. Kaman-Wood, as a shareholder in the Company. The Company, Newgate, Oldgate, Kaman, CWK, RCK, SWK and CHK are referred to herein individually as a "Party" and collectively as the "Parties", and the Parties other than the Company are referred to herein collectively as the "Shareholders".

                              W I T N E S S E T H
                              -------------------

         WHEREAS, a Special Committee of the Board of Directors of the Company (the "Special Committee") was appointed by the Board of Directors of the Company (the "Board") on April 15, 2003 to consider alternatives to the current capital structure of the Company;

         WHEREAS, the Special Committee and its legal and financial advisors on the one hand, and the representatives and agents of the Shareholders, as holders of (i) Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of the Company and (ii) Class B Common Stock, par value $1.00 per share (the "Class B Stock"), of the Company and their legal and financial advisors on the other hand, have been in discussions and negotiations regarding the material terms of the Proposed Transaction (as defined below);

         WHEREAS, the Special Committee has recommended to the Board and the Board has approved the adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter") in the form set forth in Article Fourth of the proposed Amended and Restated Certificate of Incorporation of the Company attached as Exhibit A-1 hereto (the "Proposed Recapitalization Amendments") whereby each share of (i) Class A Stock will become one share of Common Stock authorized by Paragraph A of the Proposed Recapitalization Amendments, and (ii) Class B stock will be reclassified into
1.95 shares of Common Stock authorized by Paragraph A of the Proposed Recapitalization Amendments, except that each share of Class B Stock issued and outstanding and held by recordholder(s) who have, not later than the third business day immediately preceding the date of the Shareholders' Meeting (as defined in Paragraph 21), validly elected to accept alternative consideration as to such shares of Class B Stock (the "Alternative Class B Stock Consideration") shall be reclassified into one share of validly issued, fully paid and nonassessable Common Stock authorized by Paragraph A of the Proposed Recapitalization Amendments and the right to receive an amount in cash equal to $14.76 (collectively, the "Proposed Recapitalization"), which amount of cash equals .95 times the Class A Share Deemed Value (as defined in Paragraph 16(d));

         WHEREAS, the Special Committee has recommended to the Board and the Board has approved, contingent upon the completion of the Proposed Recapitalization or the Substitute Recapitalization Proposal (as defined in Paragraph 16(a)), the adoption of amendments to (i) the Charter (collectively, the "Proposed Charter Governance Amendments") in the forms set forth in the Amended and Restated Certificate of the Company attached as Exhibit A-1 hereto (other than Paragraph C of Article Fourth thereto), and (ii) the Company's Bylaws (collectively, the "Proposed Bylaw Governance Amendments" and together with the Proposed Recapitalization and the Proposed Charter Governance Amendments, the "Proposed Transaction") in the form set forth in Exhibit A-2 hereto, relating to certain governance matters;

         WHEREAS, Houlihan Lokey Howard & Zukin Financial Advisors, Inc., a financial advisor to the Special Committee, has delivered its opinion to the Special Committee that the consideration to be received by the holders of the Class B Stock in the Proposed Recapitalization is fair, from a financial point of view, to the holders (including the Shareholders) of the Class B Stock (solely with respect to such Class B Stock);

         WHEREAS, Evercore Group Inc., a financial advisor to the Special Committee, has delivered its opinion to the Special Committee that the Proposed Recapitalization is fair, from a financial point of view, to the holders of the Class A Stock (solely with respect to such Class A Stock);

         WHEREAS, (i) the Class B Stock is currently the only class of capital stock of the Company entitled pursuant to the terms of the Charter to vote generally on matters submitted to the Company's shareholders and (ii) the holders of Class B Stock will be (a) entitled to vote on the Proposed Recapitalization or the Substitute Recapitalization Proposal as a separate class and (b) the only class of capital stock of the Company entitled to vote on the Proposed Charter Governance Amendments;

         WHEREAS, the holders of Class A Stock will (i) have the right to vote on the Proposed Recapitalization or the Substitute Recapitalization Proposal as a separate class and (ii) not have the right to vote on the Proposed Charter Governance Amendments;

         WHEREAS, none of the holders of the Class B Stock or the Class A Stock will have the right to vote on the Proposed Bylaw Governance Amendments;

         WHEREAS, subject to Paragraph 21(b), the Board expects to make a recommendation to the holders of the Class A Stock and the Class B Stock in the proxy materials sent to the holders of such shares that the holders of each such class approve the Proposed Recapitalization or the Substitute Recapitalization Proposal;

         WHEREAS, subject to Paragraph 21(b), the Board expects to make a recommendation to the holders of the Class B Stock in the proxy materials sent to the holders of such shares that the holders of the Class B Stock approve the Proposed Charter Governance Amendments;

         WHEREAS, (i) the Durable Power of Attorney governs the power to vote 258,375 shares of the Class B Stock, evidenced by the certificate numbers set forth on Schedule A-1, registered in the name of Kaman on the books and records of the Company (the "Directly Owned Kaman Class B Shares"), (ii) the Voting Trust Agreement governs the power to vote 96,601 shares of the Class B Stock, evidenced by (A) the stock certificate number set forth on Schedule A-2, registered in the name of John C. Yavis, Jr. as Custodian under the Voting Trust Agreement on the books and records of the Company, and (B) the voting trust certificate number set forth on Schedule A-2, registered in the name of Kaman under the Voting Trust Agreement, any such disposition to be subject to the Voting Trust Agreement (the "Indirectly Owned Kaman Class B Shares" and, together with the Directly Owned Kaman Class B Shares, the "Kaman Class B Shares"), and (iii) the General Power of Attorney governs the power to dispose or to direct the disposition of (but not the vote of) the Kaman Class B Shares;

         WHEREAS, the General Power of Attorney, dated February 11, 1998, granted by Kaman (the "General Power of Attorney") governs the power to vote and to dispose or to direct the disposition of 234,626 shares of the Class A Stock, evidenced by the certificate numbers set forth on Schedule A-3, registered in the name of Kaman on the books and records of the Company (the "Kaman Class A Shares" and, together with the Kaman Class B Shares, the "Kaman Shares");

         WHEREAS, CWK, as the sole general partner of Newgate, has investment power, which includes the power to dispose or to direct the disposition of, (i) 103,201 shares of Class B Stock, evidenced by (A) the stock certificate number set forth on Schedule B-1, registered in the name of John C. Yavis, Jr. as Custodian under the Voting Trust Agreement on the books and records of the Company, and (B) the voting trust certificate number set forth on Schedule B-1, registered in the name of Newgate under the Voting Trust Agreement, any such disposition to be subject to the Voting Trust Agreement (the "Newgate Class B Shares"), and (ii) 95,264 shares of Class A Stock, evidenced by the certificate numbers set forth on Schedule B-2, registered in the name of Newgate on the books and records of the Company (the "Newgate Class A Shares" and, together with the Newgate Class B Shares, the "Newgate Shares"), pursuant to Section
4.01 of the Limited Partnership Agreement, dated December 23, 1992, as amended on June 16, 1999, on July 16, 2004 and June 7, 2005 (as so amended, the "Newgate Partnership Agreement");

         WHEREAS, CWK, as the sole general partner of Oldgate, has investment power, which includes the power to dispose or to direct the disposition of, 148,850 shares of Class A Stock, evidenced by the certificate numbers set forth on Schedule C, registered in the name of Oldgate on the books and records of the Company (the "Oldgate Shares"), pursuant to Sections 4.01 and 4.02 of the Oldgate Limited Partnership Agreement of Limited Partnership, dated December 18, 1996 (the "Oldgate Partnership Agreement");

         WHEREAS, CWK has investment power, which includes the power to dispose or to direct the disposition of, (i) 69,246 shares of Class B Stock, evidenced by the certificate numbers set forth on Schedule D-1, registered in the name of CWK, either individually or as trustee, on the books and records of the Company (the "CWK Class B Shares"), and (ii) 152,277 shares of Class A Stock, evidenced by the certificate numbers set forth on Schedule D-2, registered in the name of CWK, either individually or as trustee, on the books and records of the Company (the "CWK Class A Shares" and, together with the CWK Class B Shares, the "CWK Shares");

         WHEREAS, RCK has investment power, which includes the power to dispose or to direct the disposition of, (i) 1,471 shares of Class B Stock, evidenced by the certificate numbers set forth on Schedule E-1, registered in the name of RCK on the books and records of the Company (the "RCK Class B Shares"), and
(ii) 23,132 shares of Class A Stock, evidenced by the certificate numbers set forth on Schedule E-2, registered in the name of RCK on the books and records of the Company (the "RCK Class A Shares" and, together with the RCK Class B Shares, the "RCK Shares");

         WHEREAS, SWK has investment power, which includes the power to dispose or to direct the disposition of, (i) 10,183 shares of Class B Stock, evidenced by the certificate numbers set forth on Schedule F-1, registered in the name of SWK, either individually or as trustee, on the books and records of the Company (the "SWK Class B Shares"), and (ii) 4,151 shares of Class A Stock, evidenced by the certificate numbers set forth on Schedule F-2, registered in the name of SWK on the books and records of the Company (the "SWK Class A Shares" and, together with the SWK Class B Shares, the "SWK Shares");

         WHEREAS, CHK has investment power, which includes the power to dispose or to direct the disposition of, (i) 12,634 shares of Class B Stock, evidenced by the certificate numbers set forth on Schedule G-1, registered in the name, either individually or as trustee, of CHK on the books and records of the Company (the "CHK Class B Shares"), and (ii) 43,397 shares of Class A Stock, evidenced by the certificate numbers set forth on Schedule G-2, registered in the name of CHK on the books and records of the Company (the "CHK Class A Shares" and, together with the CHK Class B Shares, the "CHK Shares");

         WHEREAS, entitlement to vote (i) the Kaman Class A Shares is held by John C. Yavis, Jr., in his capacity as the Attorney-in-Fact (the "GPA Attorney-in-Fact") under the General Power of Attorney, (ii) the Newgate Class A Shares is held by CWK, as the sole general partner of Newgate, under Section
4.01 of the Newgate Partnership Agreement, (iii) the Oldgate Shares is held by CWK, as the sole general partner of Oldgate, under Sections 4.01 and 4.02 of the Oldgate Partnership Agreement, (iv) the CWK Class A Shares is held by CWK either individually or as trustee, (v) the RCK Class A Shares is held by RCK individually, (vi) the SWK Class A Shares is held by SWK either individually or as trustee, and (vii) the CHK Class A Shares is held by CHK either individually or as trustee;

         WHEREAS, entitlement to vote (i) the Kaman Class B Shares is held by the DPA Attorneys-in-Fact under the Durable Power of Attorney, (ii) the Newgate Class B Shares is held by the Voting Trustees party to this Agreement under the Voting Trust Agreement, (iii) the CWK Class B Shares is held by CWK individually or as trustee, (iv) the RCK Class B Shares is held by RCK individually, (v) the SWK Class B Shares is held by SWK individually, and (vi) the CHK Class B Shares is held by CHK individually or as trustee; and

         WHEREAS, the Parties intend that this Agreement shall be a "voting agreement" created under and pursuant to Section 33-716 of the Connecticut Business Corporation Act and that the irrevocable appointments of proxies by the Shareholders pursuant to this Agreement are intended to be coupled with an interest by virtue of the Shareholders entering into this Agreement.

         NOW THEREFORE BE IT RESOLVED, that in consideration of the foregoing and other mutually satisfactory consideration, the receipt and sufficiency of which has heretofore been acknowledged by the Parties, the Parties hereby agree as follows:

         1. Subject to and in accordance with the other provisions of this Agreement, the Shareholders and the Company agree to recapitalize the capital stock of the Company whereby each share of (i) Class A Stock will become one share of Common Stock authorized by Paragraph A of the Proposed Recapitalization Amendments, and (ii) Class B stock will be reclassified into
1.95 shares of Common Stock authorized by Paragraph A of the Proposed Recapitalization Amendments, except that each share of Class B Stock issued and outstanding and held by recordholder(s) who have, not later than the third business day immediately preceding the date of the Shareholders' Meeting, validly elected to accept the "Alternative Class B Stock Consideration" as to such shares of Class B Stock shall be reclassified into one share of validly issued, fully paid and nonassessable Common Stock authorized by Paragraph A of the Proposed Recapitalization Amendments and the right to receive an amount in cash equal to $14.76, in each case without any further action by the holder thereof other than as set forth in the Proposed Recapitalization Amendments.

         2. Each of the DPA Attorneys-in-Fact hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period (as defined in Paragraph 12(a)) and until the Expiration Date (as defined in Paragraph 12(b)), at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, each such DPA Attorney-in-Fact shall appear at each such meeting, in person or by proxy, or otherwise cause the Kaman Class B Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), each such DPA Attorney-in-Fact shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the Kaman Class B Shares (a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of such DPA Attorneys-in-Fact or any other Party contained in this Agreement, and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit B hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         3. Each of the Voting Trustees hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, each such Voting Trustee shall appear at each such meeting, in person or by proxy, or otherwise cause the Newgate Class B Shares and the Indirectly Owned Kaman Class B Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), each such Voting Trustee shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the Newgate Class B Shares and the Indirectly Owned Kaman Class B Shares (a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Voting Trustees or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit C hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         4. Kaman hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, the DPA Attorneys-in-Fact and the GPA Attorney-in-Fact, acting on behalf of Kaman, shall appear at each such meeting, in person or by proxy, or otherwise cause the Directly Owned Kaman Class B Shares (in the case of the DPA Attorneys-in-Fact) and the Kaman Class A Shares (in the case of the GPA Attorney-in-Fact) to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), the DPA Attorneys-in-Fact and the GPA Attorney-in-Fact, acting on behalf of Kaman, shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the Directly Owned Kaman Class B Shares (in the case of the DPA Attorneys-in-Fact) and the Kaman Class A Shares (in the case of the GPA Attorney-in-Fact) (a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in the case of the Directly Owned Kaman Class B Shares, in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and (c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or
(II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Kaman or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit D hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         5. Newgate hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, Newgate shall appear at each such meeting, in person or by proxy, or otherwise cause the Newgate Class A Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), Newgate shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the Newgate Class A Shares (a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof and (b) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or
(II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Newgate or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit E hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         6. Oldgate hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, Oldgate shall appear at each such meeting, in person or by proxy, or otherwise cause the Oldgate Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), Oldgate shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the Oldgate Shares (a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, and (b) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Oldgate or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit F hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         7. CWK hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, CWK shall appear at each such meeting, in person or by proxy, or otherwise cause the CWK Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), CWK shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the CWK Shares
(a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in the case of the CWK Class B Shares, in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and (c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of CWK or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit G hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         8. RCK hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, RCK shall appear at each such meeting, in person or by proxy, or otherwise cause the RCK Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), RCK shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the RCK Shares
(a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in the case of the RCK Class B Shares, in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and (c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of RCK or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit H hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         9. SWK hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, SWK shall appear at each such meeting, in person or by proxy, or otherwise cause the SWK Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), SWK shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the SWK Shares
(a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in the case of the SWK Class B Shares, in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and (c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of SWK or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit I hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         10. CHK hereby agrees (i) that commencing upon the expiration of the Permitted Termination Period and until the Expiration Date, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the holders of capital stock of the Company, CHK shall appear at each such meeting, in person or by proxy, or otherwise cause the CHK Shares to be counted as present thereat for purposes of establishing a quorum, and, subject to Paragraph 21(b), CHK shall vote (or cause to be voted) or act (or cause to be acted) by written consent with respect to all of the CHK Shares
(a) in favor of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement and all other actions required in furtherance thereof, (b) in the case of the CHK Class B Shares, in favor of the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and (c) against any proposal that (I) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with this Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (II) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of CHK or any other Party contained in this Agreement and (ii) within two business days following the expiration of the Permitted Termination Period, to cause to be provided to the Company a fully executed copy of the irrevocable proxy in the form attached as Exhibit J hereto; provided, that such proxy need not be so provided if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b).

         11. The Company and the Shareholders approve of the issuance of the public announcement of this Agreement as previously reviewed and agreed among them and to consult with, and obtain the approval of, each other before issuing any other press release or making any other public announcement with respect to this Agreement, except in each such case as may be required by applicable law or the Company's listing agreement with Nasdaq Stock Market, Inc.

         12. For purposes of this Agreement, the following terms shall have the specified definitions:

             (a) the "Permitted Termination Period" shall be the period beginning from the later of (i) the date of this Agreement and (ii) the date of public announcement of this Agreement, and, unless sooner ended under Paragraph 14(b) or 15(d), continuing until the later of (i) 35 days after the beginning of the Permitted Termination Period and (ii) five days following written notice by the Company to the Shareholders that the Company has received confirmation by the Staff of the Securities and Exchange Commission (the "SEC") that it will act promptly on a request by the Company for acceleration of effectiveness of the registration statement containing the Meeting Documents (as defined in Paragraph 22);

             (b) the "Expiration Date" shall be the earliest to occur of the following: (i) the termination of this Agreement by the Shareholders as permitted in Paragraph 14(a) unless this Agreement shall have been reinstated pursuant to Paragraph 14(b); (ii) the consummation of the Proposed Recapitalization or the Substitute Recapitalization Proposal; (iii) the holders of Class A Stock shall have failed to approve the Proposed Recapitalization or the Substitute Recapitalization Proposal at the Shareholders' Meeting (it being understood that other matters unrelated to this Agreement may be set forth on the meeting agenda); (iv) the Board shall have determined not to proceed with the Proposed Recapitalization or the Substitute Recapitalization Proposal as permitted in Paragraph 21(b); (v) in the event that no Amendment Notice shall be given under Paragraph 15(b) or a second arbitration commenced under Paragraph 15(c), the day that is six months after the date of this Agreement; and (vi) in the event that an Amendment Notice shall be given under Paragraph 15(b) or a second arbitration commenced under Paragraph 15(c), the date determined under clause (v) plus the number of days by which the Arbitration Period shall have been extended beyond the Arbitration Period that would have applied had there been no Amendment Notice and no second arbitration;

             (c) "affiliate" of any person shall mean another person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise; and

             (d) "person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

         13. (a) The Shareholders hereby represent and warrant to the Company that they have delivered to Thomas Groark of Day, Berry & Howard, as custodian, fully executed copies of the irrevocable proxies to be delivered pursuant to Paragraphs 2 through 10 of this Agreement and the share certificates to be delivered by them pursuant to the next sentence. Not more than two business days following the expiration of the Permitted Termination Period, the Shareholders shall cause to be presented to the Company the stock certificates representing the Shares held by them for the purpose of placing an appropriate legend concerning the restrictions on transfer and voting imposed hereby and noting the existence of an irrevocable proxy with respect to the Shares represented by such certificate; provided, that such stock certificates need not be so presented if the Expiration Date shall have occurred and this Agreement shall not have been reinstated pursuant to Paragraph 14(b). Unless otherwise permitted under this Agreement, none of the Shareholders shall request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of their Shares.

             (b) The Company agrees that if the Expiration Date occurs and neither the Recapitalization Proposal nor the Substitute Recapitalization Proposal shall have been consummated, the Company shall within two business days thereafter deliver to Thomas Groark of Day, Berry & Howard, as custodian,
(i) any irrevocable proxies previously delivered by the Shareholders under Paragraph 13(a) and (ii) either any share certificates previously delivered by the Shareholders under Paragraph 13(a) or replacement share certificates in the same amounts and with the same registered holders as any share certificates so previously delivered by the Shareholders, in each case without any legend.

         14. (a) Notwithstanding any other provisions contained in this Agreement, the Shareholders, or any of them, may until the expiration of the Permitted Termination Period engage in discussions concerning any transaction involving the possible sale or other disposition of their Class B Shares, whether or not such transaction might result in a Business Combination (as defined in Paragraph 17) (any such sale or other disposition an "Alternative Transaction"), and terminate this Agreement to complete an Alternative Transaction, if (i) such Alternative Transaction constitutes a "Qualifying Alternative Transaction" (as defined in Paragraph 14(c)), (ii) none of the Shareholders or their representatives or agents shall have taken any action from and after the date of this Agreement to solicit either such Qualifying Alternative Transaction or any other Alternative Transaction, it being agreed, however, that engaging in discussions or negotiations with a third party with whom or with which discussions concerning a possible sale of their Class B Shares have been held by or on behalf of Kaman or any of the other Shareholders prior to November 15, 2004, all such parties having been separately identified in writing by the Shareholders to the Company, or with a third party that shall have proposed to a Shareholder a Qualifying Alternative Transaction without having been approached by a Shareholder on or after the date of this Agreement, shall not be deemed to have violated this clause (ii), (iii) within two business days following any such discussions having reached a stage that the Shareholders reasonably believe in good faith are likely to result in an agreement with the third party proposing such possible Qualifying Alternative Transaction, the Shareholders shall have given to the Company written notice that the Shareholders are in discussions concerning a possible Qualifying Alternative Transaction, (iv) the Shareholders shall have given to the Company a written notice of their intent to terminate this Agreement to complete such Qualifying Alternative Transaction (a "QAT Termination Notice) and the Company shall not have publicly announced a "Substitute Recapitalization Proposal" (as defined in Paragraph 16(a)) within the Match Period (as defined in Paragraph 16(b)), and (v) the Reimbursement Parties (as defined in Paragraph 25(a)) shall have fully reimbursed the Company for any and all Defense Costs (as defined in Paragraph 25(a)) theretofore reimbursed by the Company not later than the time of the giving of the QAT Termination Notice (whether such reimbursement obligation arose under Paragraph 25 or otherwise); provided, that such reimbursement obligation shall not include any Defense Costs attributable to counsel representing the directors of the Company generally. Notwithstanding the foregoing, the Shareholders shall not enter into any agreement under this Paragraph 14 contemplating a transaction that would be restricted under Paragraphs 17 through 20 unless such agreement shall specifically provide that it shall not be a breach thereunder for the Company to make and consummate a Substitute Recapitalization Proposal.

             (b) In the event that the Shareholders shall terminate this Agreement pursuant to Paragraph 14(a) but such Qualifying Alternative Transaction shall not have been completed on the stated terms as to all of the shares of Class B Stock owned by the Shareholders (the "Covered Class B Shares") within ten business days following the earlier to occur of the end of the Match Period and the Company's written notice to the Shareholders that it does not intend to announce a Substitute Recapitalization Proposal, the Shareholders shall immediately abandon such Qualifying Alternative Transaction and such termination of this Agreement shall be deemed immediately rescinded with the effect that this Agreement shall be immediately reinstated and the Permitted Termination Period shall be deemed to have ended. In the event of such reinstatement, the Reimbursement Parties' right to reimbursement for Defense Costs under this Agreement shall also be reinstated, retroactive to the date of the QAT Termination Notice, and the Company shall be required to repay to the Reimbursement Parties Defense Costs reimbursed by the Reimbursement Parties to the Company within two business days following receipt by the Company of written notice from the Shareholders that such Qualifying Alternative Transaction shall have been abandoned.

            (c) In order to be a "Qualifying Alternative Transaction" for purposes of this Agreement, a proposed transaction must (i) have proposed consideration to be paid that is clearly specified and not dependent upon determinations by the Arbiter (as defined in Paragraph 15(a)) and consists solely of cash and/or freely marketable, publicly traded securities, with all outstanding shares of Class B Stock being offered the same consideration, (ii) have a "Class B Share Deemed Value" (as defined in Paragraph 16(d)) of not less than $46.62, (iii) offer to purchase not less than all of the outstanding shares of Class B Stock (including shares held by persons other than the Shareholders) by a third party that is not an affiliate of any Shareholder (the "Third Party Offeror"), (iv) have no conditions as to the purchase of the Covered Class B Shares other than the delivery to the Third Party Offeror of title to the Covered Class B Shares, subject to no liens or transfer restrictions other than those created by the Third Party Offeror or imposed by the securities laws, (v) have no termination right on the part of the Third Party Offeror other than (A) in the event of an "act of God" such as a plant explosion or a strike materially adversely affecting the Company (a "Covered Act of God"), the first public disclosure or written notice to the Third Party Offeror of which occurs after the giving of the QAT Termination Notice and prior to the giving of the last Reaffirmation (as defined below) by the Third Party Offeror, or (B) the Company entering into a material acquisition or divestiture agreement, declaring an extraordinary dividend or issuing shares of Class B Stock (a "Company Action"), the first public disclosure or written notice to the Third Party Offeror of which occurs after the giving of the QAT Termination Notice, (vi) be required to close on the stated terms or abandoned as to the Covered Class B Shares within ten business days following the Company notifying the Shareholders that the Board has determined not to approve a Substitute Recapitalization Proposal and (vii) include an undertaking from the Third Party Offeror that the offer to holders of Class B Stock other than the Shareholders will comply with any relevant securities laws and that the Third Party Offeror will accept such shares for purchase as promptly as the securities laws permit. In order for a proposed transaction to be a "Qualifying Alternative Transaction" for purposes of this Agreement, the Shareholders and the Third Party Offeror each must (i) at the time of the giving of the QAT Termination Notice, certify that the proposed transaction has been entered into with a good faith intention that it be completed on the stated terms promptly in the event that the Company were not to announce a Substitute Recapitalization Proposal and, in the case of the Third Party Offeror, also certifying as to the sufficiency and prompt availability of any required funds and the due authorization, validity and eligibility for immediate trading of any freely marketable, publicly traded securities proposed to be included as consideration (each, an "Initial Certificate"), and (ii) promptly following a request therefor by the Company, reaffirm in writing the substance of its Initial Certificate and, in the case of the Third Party Offeror, covenant to the Shareholders and the Company that it will not exercise its termination right in respect of any Covered Act of God or Company Action as to which there shall have been public disclosure or written notice provided to the Third Party Offeror prior to the giving of such reaffirmation and covenant (each such reaffirmation and/or covenant, a "Reaffirmation"). The Shareholders must also submit to the Company (and to the Arbiter if an arbitration is commenced under Paragraph 15) (i) a complete and accurate copy of all agreements between the Shareholders and the Third Party Offeror relating to the proposed transaction (the "Third Party Agreements"), (ii) the Shareholders' calculation of the Class B Share Deemed Value for the purpose of such proposed transaction (the "Proposed Deemed Value Calculation") and (iii) in the event that the Company and CWK shall not theretofore have reached an agreement as to the extent of CWK's right to indemnification as a director under Connecticut law, the Charter and the Company's Bylaws in respect of any Claims (as defined in Paragraph 25(a)) that may have been made (the "CWK Claim Coverage"), the Shareholders' position as to the extent of the CWK Claim Coverage for such Claims.

         15. (a) Should the Company determine to do so, within five business days following its receipt of a QAT Termination Notice, it may submit to one of the arbiters previously agreed upon between the Company and the Shareholders (the "Arbiter") the following issue(s): (i) whether a proposed transaction meets the standard of a Qualifying Alternative Transaction; (ii) whether the Proposed Deemed Value Calculation is correct; (iii) whether the Shareholders and Reimbursement Parties have met the other conditions of terminating this Agreement under clauses (ii), (iii) and (v) of Paragraph 14(a); and/or (iv) the extent of the CWK Claim Coverage, after taking into account the nature of the Claims, including whether the Claims relate to actions or failures to act by CWK as a director, a shareholder or otherwise. If it does so, the Company shall provide in its submission to the Arbiter its position as to those issues submitted for arbitration. The Shareholders shall then have two business days in which to provide a submission to the Arbiter and the Company explaining their positions as to those issues submitted for arbitration. The Arbiter shall be directed to make a determination as to each of the issues submitted for arbitration within ten business days following the receipt of such submission by the Shareholders (the "Arbitration Period"). In the event that the Arbiter determines that the proposed transaction is a Qualified Alternative Transaction but the Proposed Deemed Value Calculation is not correct, the Arbiter shall also determine the Class B Deemed Share Value. In the event that the Arbiter is asked to make a determination as to the extent of the CWK Claim Coverage, the Arbiter shall in his determination distinguish between indemnifiable Claims for actions or failures to act as a director and non-indemnifiable Claims for actions or failures to act as a shareholder or other capacity and provide a detailed explanation as to how he distinguished such Claims.

             (b) If the Company determines to submit the matter to arbitration, the Shareholders shall have a single opportunity to amend the Third Party Agreements in order to meet the requirements of a Qualifying Alternative Transaction. Written notice of any such amendment (an "Amendment Notice") must be given to both the Company and the Arbiter not later than one business day following the Arbiter having issued his determination and be accompanied by complete and accurate copies of the amended agreements, an updated Proposed Deemed Value Calculation and updated Initial Certificates from the Shareholders and the Third Party Offeror. The Company shall have five business days following its receipt of an Amendment Notice to determine whether to submit the proposed transaction, as amended, to arbitration. In the event that an Amendment Notice is given prior to the Arbiter having issued a determination and the Company determines to submit the amended transaction for arbitration, the Arbiter's determination will be then due ten business days following the receipt of notice of the Company's determination. In the event that an Amendment Notice is given following the Arbiter having issued a determination and the Company determines to submit the amended transaction for arbitration, the Arbiter's determination will be then due five business days following the receipt of notice of the Company's determination. If the amendment as to which an Amendment Notice relates changes the Class B Deemed Value of the proposed transaction, then the Arbiter shall determine the Class B Deemed Value for the transaction as originally proposed and the Class B Deemed Value for the transaction as amended, and the average of the two shall be used for purposes of establishing the minimum value of a Substitute Recapitalization Proposal under Paragraph 16.

             (c) In the event that the initial Arbiter fails to render a determination by the end of the Arbitration Period, and the Parties shall not otherwise have agreed, as to all matters that have been submitted for arbitration, the services of the initial Arbiter shall be immediately terminated and only those matters as to which the Arbiter shall have rendered a determination shall be deemed to be settled. In the event that any of the Parties determines to do so, a new arbitration process as to all such items neither so determined or agreed between the Parties shall be commenced promptly with one of the substitute arbiters agreed by the Parties serving as the Arbiter. At the time of or promptly following commencement of such new arbitration process, the Parties will submit to the Arbiter the materials submitted by them in the first arbitration. Such new arbitration shall have a ten business day Arbitration Period beginning to run from the date of receipt by the Arbiter of submissions from both the Company and the Shareholders and the same procedural requirements as set forth above. In the event that the second Arbiter fails to render a determination by the end of the new Arbitration Period and the Parties shall not otherwise have agreed as to all such items, the services of the second Arbiter shall be immediately terminated and only those matters as to which the Arbiter shall have rendered a determination shall be deemed to be settled; provided, that, unless the Arbiter shall have determined otherwise, the proposed transaction shall be deemed to be a Qualifying Alternative Transaction and the other conditions to the Shareholders' termination of this Agreement under Paragraph 14(a) shall be deemed to be met. Notwithstanding the foregoing, only those proposed arbiters who actually confirm their engagement and accept submissions under Paragraph 15(a) or this Paragraph 15(c) shall be deemed to have been the Arbiter for purposes of determining application of the proviso to the immediately preceding sentence.

             (d) In the event that an Amendment Notice is given or a second arbitration process is commenced under Paragraph 15(c), the Permitted Termination Period shall be deemed to end on (i) the earlier to occur of the date determined under Paragraph 12(a) and 75 days following the initial filing with the SEC of the registration statement containing the Meeting Documents or
(ii) the day the arbitration process is completed, if later than the date determined under clause (i).

             (e) Each of the Company and the Shareholders agrees (i) to comply promptly with requests from the Arbiter for information or to schedule any oral presentations to the Arbiter, (ii) that all submissions to the Arbiter will be provided at the same time to the other party and that all contacts with the Arbiter will be made jointly, and (iii) that the Arbiter's fee and expenses will be paid 50% by the Shareholders and 50% by the Company. It is agreed that each arbiter engaged under this Paragraph 15 shall be treated as the Arbiter for purposes of this provision.

             (f) The Parties acknowledge that public disclosure would need to be made as to the specifics of a proposed transaction promptly following a QAT Termination Notice being given and as to the Arbiter's determinations when they are made.

         16. (a) In the event that the Shareholders were to propose a termination of this Agreement to complete a Qualifying Alternative Transaction by giving a QAT Termination Notice under Paragraph 14(a), the Company would have the right to leave this Agreement in place and retain the Shareholders' contractual support thereunder by publicly announcing its revision of the Proposed Recapitalization such that the number of shares of Class A Stock to be received upon exchange of each share of Class B Stock would be increased to the number of shares needed for the "Class B Share Deemed Value" of the revised proposed recapitalization (as so revised, the "Substitute Recapitalization Proposal") to be equal to the Class B Share Deemed Value in the Qualified Alternative Transaction, plus $.65. There would also be a revised part cash/part stock alternative which would have the same Class B Share Deemed Value as the revised all stock alternative and the same proportion of stock and cash as under the current recapitalization proposal (i.e., 48.7% cash and 51.3% stock). For such purposes, share amounts will be rounded to the nearest 1/100 of a share and dollar amounts will be rounded to the nearest cent. In connection with any Substitute Recapitalization Proposal, the Shareholders agree to elect to take the part cash/part stock alternative to the extent requested to do so by the Company, following the advice of its counsel, to avoid application of the higher vote requirement of Section 33-841 of the Connecticut Business Corporation Act to the Substitute Recapitalization Proposal.

             (b) The Company may exercise the right to substitute a revised recapitalization proposal under Paragraph 16(a) during the "Match Period", which would commence upon the Company's receipt of the QAT Termination Notice and end on the close of business on the later to occur of (i) the tenth business day following the Company's receipt of the QAT Termination Notice and
(ii) the fifth business day following a determination by the Arbiter (or a deemed determination under Paragraph 15(c)) that a proposed transaction meets the requirements of a Qualified Alternative Transaction. The Substitute Recapitalization Proposal would include the same proposed governance provisions and be subject to the shareholder approval requirements as contemplated for the Recapitalization Proposal. If the Company were to so exercise the right of substitution, the Shareholders' right to Defense Costs under this Agreement would be reinstated, retroactive to the date of the QAT Termination Notice, and the Company would be required to repay to the Shareholders Defense Costs reimbursed by the Shareholders to the Company on the same day that the Company notifies the Shareholders that the Company has exercised such right of substitution.

             (c) In the event that the Company were to publicly announce a Substitute Recapitalization Proposal, the Shareholders would not be permitted to complete the Qualified Alternative Transaction unless this Agreement were to be later terminated without the Substitute Recapitalization Proposal having been completed other than by reason of a failure of the Shareholders to have performed their obligations under this Agreement.

             (d) For purposes of this Agreement, the "Class A Share Deemed Value" of one share of Class A Stock to be received under the Substitute Recapitalization Proposal would be equal to $15.54. If a proposed transaction includes only the purchase of shares of Class B Stock and is solely for cash, the "Class B Share Deemed Value" of the shares of Class B Stock in such transaction will be the aggregate amount of cash proposed to be paid to the Shareholders for the Covered Class B Shares divided by the number of Covered Class B Shares proposed to be purchased from the Shareholders. If a proposed transaction includes only the purchase of shares of Class B Stock and if the consideration includes freely marketable, publicly traded securities, the "Class B Share Deemed Value" of the shares of Class B Stock will be the aggregate amount of cash and the aggregate Fair Market Value (as defined below) of such securities proposed to be paid to the Shareholders for the Covered Class B Shares divided by the number of Covered Class B Shares proposed to be purchased from the Shareholders. If a proposed transaction also includes the purchase of any shares of Class A Stock from the Shareholders, (i) such shares of Class A Stock shall be valued at the greater of the value per share ascribed to them in such proposed transaction (determined using the same methodology as above for valuing shares of Class B Stock) and the Class A Share Deemed Value, and (ii) all remaining consideration shall be allocated to the Covered Class B Shares proposed to be purchased from the Shareholders to determine the "Class B Share Deemed Value" of the Covered Class B Shares proposed to be purchased from the Shareholders.

             (e) The "Fair Market Value" of freely marketable, publicly traded securities proposed as consideration for the shares of Class B Stock and/or Class A Stock shall be established by reference to the average closing sale prices for such securities on the principal exchange or quotation system where they are traded over the ten trading day period ending on the trading day prior to the giving of the QAT Termination Notice. Publicly traded securities shall be deemed to be "freely marketable" for such purposes if (i) there is no restriction on the trading of such securities other than compliance with the securities laws and (ii) the issuer of such securities has (A) effected Securities Act of 1933, as amended (the "Securities Act"), registration of such securities at the time of issuance, (B) agreed to promptly effect Securities Act registration of such securities on a resale basis as promptly as practicable following the time of issuance or (C) represented that no Securities Act registration is needed for either the issuance or resale of such securities.

             (f) For example, assume that the "Class A Share Deemed Value" is $15.00 and, to make the math simpler, the Shareholders have 500,000 shares of Class B Stock and 700,000 shares of Class A Stock. Also assume that as part of a proposed transaction the proposed purchase price to be paid for the Shareholders' 500,000 shares of Class B Stock is $20.0 million in cash and publicly traded securities with a Fair Market Value of $3.5 million and the proposed purchase price to be paid for the Shareholders' 700,000 shares of Class A Stock is $5.0 million and publicly traded securities with a Fair Market Value of $2.0 million. The average stated price for the shares of Class A Stock is $10.00 per share (the sum of $5.0 million plus $2.0 million, divided by 700,000 shares of Class A Stock). Since this is less than the Class A Share Deemed Value of $15.00, the difference of $3.5 million ($5.00 per share times 700,000 shares of Class A Stock) needs to be deducted from the $23.5 million otherwise attributed to the shares of Class B Stock ($20.0 million plus $3.5 million). This leaves $20.0 million attributable to the 500,000 shares of Class B Stock, for a "Class B Share Deemed Value" of $40.00 ($20.0 million divided by 500,000 shares of Class B Stock). Since the minimum level for a Qualifying Alternative Transaction is $45.00 ($15.00 times three), this proposed transaction would not be a Qualifying Alternative Transaction. If, on the other hand, the average stated price for the shares of Class A Stock had been $15.00 or more and the proposed consideration cash and non-cash for the Class B shares remained the same as in the example, there would be no adjustment for the consideration proposed to be paid for the shares of Class A Stock and the "Class B Share Deemed Value" of the proposed transaction would be $47.00 ($23.5 million divided by 500,000 shares of Class B Stock) and accordingly it would qualify as a Qualifying Alternative Transaction and the minimum "Class B Share Deemed Value" for a revised recapitalization proposal would need to be $47.65.

         17. Kaman hereby agrees, and hereby agrees on behalf of his representatives and agents, except as permitted under Paragraph 14 or 15 or as otherwise specifically contemplated by this Agreement, not to directly or indirectly at any time prior to the Expiration Date (i) sell, transfer, tender, exchange, offer a right of first refusal, assign, pledge, encumber (including, without limitation, a mortgage, security interest, charge or lien), gift or otherwise dispose of the Kaman Shares, (ii) grant a voting interest in or deposit into a voting trust any of the Kaman Shares, (iii) grant a proxy or power of attorney with respect to the Kaman Shares, (iv) agree (whether or not contingent upon the termination of this Agreement or any other event or passage of time) to take any of the foregoing actions in this Paragraph 17, except for the arrangements granting power to the DPA Attorneys-in-Fact under the Durable Power of Attorney and the GPA Attorney-in-Fact under the General Power of Attorney existing as of the date of this Agreement without giving effect to any arrangements or transactions undertaken by or on behalf of the DPA Attorneys-in-Fact or the GPA Attorney-in-Fact under such instrument occurring on or after the date of this Agreement (whether or not entered into prior to the date of this Agreement), or (v) enter into or continue any discussions or negotiations with, or provide information, advice, aid, cooperation or assistance to, or explore, initiate, solicit or facilitate interest from, or enter into or consummate any transaction with, any third party or its representatives and agents relating to the foregoing matters in this Paragraph 17 or a merger, business combination, consolidation, share exchange, tender offer or a recapitalization involving the Company or any of its subsidiaries or a sale of all or substantially all of the assets of the Company or any of its subsidiaries, taken as a whole, in a single transaction or series of related transactions or any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing (individually, a "Business Combination").

         18. Newgate hereby agrees, and hereby agrees on behalf of its representatives and agents, except as permitted under Paragraph 14 or 15 or as otherwise specifically contemplated by this Agreement, not to directly or indirectly at any time prior to the Expiration Date (i) sell, transfer, tender, exchange, offer a right of first refusal, assign, pledge, encumber (including, without limitation, a mortgage, security interest, charge or lien), gift or otherwise dispose of the Newgate Shares, (ii) grant a voting interest in or deposit into a voting trust any of the Newgate Shares, (iii) grant a proxy or power of attorney with respect to the Newgate Shares, (iv) agree (whether or not contingent upon the termination of this Agreement or any other event or passage of time) to take any of the foregoing actions in this Paragraph 18, except for the arrangements granting power to Newgate under the Newgate Partnership Agreement existing as of the date of this Agreement without giving effect to any arrangements or transactions undertaken by or on behalf of Newgate under such agreement occurring on or after the date of this Agreement (whether or not entered into prior to the date of this Agreement), or (v) enter into or continue any discussions or negotiations with, or provide information, advice, aid, cooperation or assistance to, or explore, initiate, solicit or facilitate interest from, or enter into or consummate any transaction with, any third party or its representatives and agents relating to the foregoing matters in this Paragraph 18 or a Business Combination.

         19. Oldgate hereby agrees, and hereby agrees on behalf of its representatives and agents, except as permitted by Paragraph 14 or 15 or as otherwise specifically contemplated by this Agreement, not to directly or indirectly at any time prior to the Expiration Date (i) sell, transfer, tender, exchange, offer a right of first refusal, assign, pledge, encumber (including, without limitation, a mortgage, security interest, charge or lien), gift or otherwise dispose of the Oldgate Shares, (ii) grant a voting interest in or deposit into a voting trust any of the Oldgate Shares, (iii) grant a proxy or power of attorney with respect to the Oldgate Shares, (iv) agree (whether or not contingent upon the termination of this Agreement or any other event or passage of time) to take any of the foregoing actions in this Paragraph 19, except for the arrangements granting power to Oldgate under the Oldgate Partnership Agreement existing as of the date of this Agreement without giving effect to any arrangements or transactions undertaken by or on behalf of Oldgate under such agreement occurring on or after the date of this Agreement (whether or not entered into prior to the date of this Agreement), or (v) enter into or continue any discussions or negotiations with, or provide information, advice, aid, cooperation or assistance to, or explore, initiate, solicit or facilitate interest from, or enter into or consummate any transaction with, any third party or its representatives and agents relating to the foregoing matters in this Paragraph 19 or a Business Combination.

         20. Each of the Shareholders (other than Kaman, Newgate and Oldgate) hereby agrees, and hereby agrees on behalf of its representatives and agents, except as permitted by Paragraph 14 or 15 or as otherwise specifically contemplated by this Agreement, not to directly or indirectly at any time prior to the Expiration Date (i) sell, transfer, tender, exchange, offer a right of first refusal, assign, pledge, encumber (including, without limitation, a mortgage, security interest, charge or lien), gift or otherwise dispose of the Shares held by them, (ii) grant a voting interest in or deposit into a voting trust any of the Shares held by them, (iii) grant a proxy or power of attorney with respect to the Shares held by them, (iv) agree (whether or not contingent upon the termination of this Agreement or any other event or passage of time) to take any of the foregoing actions in this Paragraph 20, or (v) enter into or continue any discussions or negotiations with, or provide information, advice, aid, cooperation or assistance to, or explore, initiate, solicit or facilitate interest from, or enter into or consummate any transaction with, any third party or its representatives and agents relating to the foregoing matters in this Paragraph 20 or a Business Combination.

         21. (a) A special meeting of the Company's shareholders (the "Shareholders' Meeting") shall be held as soon as reasonably practicable after the expiration of the Permitted Termination Period for the purpose of obtaining approval of (i) whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal as is then recommended by the Board in accordance with this Agreement, by the affirmative vote of the votes cast within the voting group favoring the Proposed Recapitalization or the Substitute Recapitalization Proposal exceeding the votes cast opposing the Proposed Recapitalization or the Substitute Recapitalization Proposal, with respect to the Class A Stock and Class B Stock each voting as a separate class and (ii) the Proposed Charter Governance Amendments, by the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of the Class B Stock (collectively, the "Shareholder Approval"), and the Company shall use its commercially reasonable efforts to obtain the Shareholder Approval, including the use of a proxy statement reflecting this Agreement and setting forth the manner in which holders of Class B Stock may elect to receive the Alternative Class B Stock Consideration and in which the Board recommends (a) to the holders of the Class B Stock to vote for the approval of the Proposed Recapitalization or the Substitute Recapitalization Proposal as contemplated by this Agreement and the Proposed Charter Governance Amendments and (b) to the holders of the Class A Stock to vote for the approval of the Proposed Recapitalization or the Substitute Recapitalization Proposal as contemplated by this Agreement. The Proposed Charter Governance Amendments and the Proposed Bylaw Governance Provisions, by their terms, shall not take effect if the Proposed Recapitalization or the Substitute Recapitalization Proposal does not occur.

             (b) Notwithstanding the foregoing, either of the Special Committee or the Board may (w) withdraw, modify or propose to withdraw or modify its recommendation of, or fail to implement one or more of the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Provisions, (x) withdraw, modify or propose to withdraw or modify its recommendation of the Proposed Recapitalization or the Substitute Recapitalization Proposal, (y) fail to call, delay or cancel the Shareholders' Meeting, and/or (z) in the case of the Board, terminate this Agreement, in each case if it determines in good faith it would be appropriate to do so in the exercise of its fiduciary duties; provided, that (i) no such modification or proposal to modify under clause (w) may add proposed amendments or have the reasonably likely effect of reducing shareholder influence unless such modification or proposal to modify is required by a change in law or regulation or NASDAQ listing rules, and (ii) any such action under clause (x), (y) or (z) must be based principally on a material change or development or material information coming to the attention of the Special Committee or the Board following the date of this Agreement or, if there is a Substitute Recapitalization Proposal, the date of Board approval of such Substitute Recapitalization Proposal.

             (c) In the event that the Company shall terminate this Agreement under Paragraph 21(b)(z) before either the Proposed Recapitalization or the Substitute Recapitalization Proposal has been submitted for Shareholder Approval, the Company shall reimburse the actual, out of pocket expenses of the Shareholders incurred in connection with negotiating this Agreement and in pursuing a Qualifying Alternative Transaction; provided, that (w) such reimbursement obligation shall not include Defense Costs, any amounts paid to satisfy judgments or settlements of Claims, any amounts paid to Compass Partners or other financial advisor or any amounts paid in respect of fees or expenses of the Arbiter, (x) the Shareholders must provide reasonable documentation as to such expenses, including a reasonably detailed description of the hours worked and services provided by counsel or other advisors, (y) such reimbursement obligation shall be limited to $750,000 in the aggregate if there shall not have been a Substitute Recapitalization Proposal and $1,250,000 in the aggregate if there shall have been a Substitute Recapitalization Proposal and (z) the Shareholders agree to return to the Company within two business days the amount so reimbursed in the event that, within six months following termination under Paragraph 21(b)(z), the Shareholders sell any of their Covered Class B shares at an average price in excess of the then current market price for the shares of Class A Common Stock, it being agreed that, if both shares of Class A Stock and shares of Class B Stock are sold in the same transaction (or a series of related transactions), the shares of Class A Stock so sold shall be deemed to be sold at the then current market price for such shares and the Covered Class B Shares so sold shall be deemed to be sold for the balance of the gross sale proceeds; provided, that the amount to be so reimbursed shall be limited to the aggregate amount of excess proceeds received for the Class B Stock over the then current trading price for the Class A Stock.

         22. Each of the Shareholders agrees, and agrees to cause its, his or her representatives and agents, to provide all information and materials and take all such action as may be required in order to permit the Company to promptly comply with all applicable requirements of the SEC with respect to the relevant documents prepared for the Shareholders' Meeting (the "Meeting Documents"), including its identity and ownership of Shares and the nature of its commitments, arrangements and understandings under this Agreement. The Shareholders shall not be responsible for the description of the terms of this Agreement in the Meeting Documents. Each of the Shareholders and its counsel shall be given a reasonable opportunity to review and comment on the Meeting Documents before the filing thereof with the SEC, and the Meeting Documents as filed with the SEC shall be reasonably satisfactory, in form and substance, to the Shareholders and their counsel. The Company disclaims any liability for statements made or incorporated by reference in the Meeting Documents based on information and materials provided by or on behalf of the Shareholders expressly for inclusion or incorporation by reference therein.

         23. For so long as this Agreement shall remain in effect, each of the Shareholders agrees, and shall cause its, his or her representatives and agents, not to, (i) act in concert with any other person (other than the other Shareholders in a manner consistent with the terms of this Agreement) by becoming a member of a 13D Group (as defined below), (ii) solicit, initiate or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (iii) call, or participate in a call for, any special meeting of shareholders of the Company, (iv) participate in or solicit shareholders of the Company for the approval of, one or more shareholder proposals or (v) assist, advise or act in concert with any person (other than the Company or its advisors) with respect to, or seek to do, any of the foregoing. For purposes of this Paragraph 23, "13D Group" shall mean any group of persons acquiring, holding, voting or disposing of Class A Stock that would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder (assuming the Class A Stock is an "equity security" within the meaning of Rule 13d-1(i) of the Exchange Act) to file a statement on Schedule 13D with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Class A Stock representing more than 5% of the Class A Stock then outstanding; provided that nothing in this Agreement shall limit the rights and obligations of the Shareholders set forth herein, including concerning a Qualifying Alternative Transaction, or the ability of the Shareholders to confer and communicate with each other and their representatives and agents with regard to the Class A Stock and the Class B Stock.

         24. The Company agrees, subject to applicable law and the provisions of this Paragraph 24, to (i)(a) file a post-effective amendment to the registration statement that will be filed with the SEC to register the shares of Class A Stock distributed by the Company in the Proposed Recapitalization or the Substitute Recapitalization Proposal, as well as other shares of Class A Stock held by the Shareholders (collectively, the "Subject Shares") within 15 days after the consummation of the Proposed Recapitalization or the Substitute Recapitalization Proposal to convert it to a shelf registration statement covering resales of the Subject Shares, or (b) file a shelf registration statement with the SEC covering resales of the Subject Shares within 30 days after the consummation of the Proposed Recapitalization or the Substitute Recapitalization Proposal, (ii) use its commercially reasonable efforts to seek prompt effectiveness of such registration statement, (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Subject Shares thereunder, (iv) furnish to the Shareholders such number of conformed copies of such registration statement and each amendment and supplement thereto (including in each case all exhibits), and of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Shareholders may reasonably request, (v) use its commercially reasonable efforts to register or qualify the Subject Shares under securities or "blue sky" laws of jurisdictions within the United States as the Shareholders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable the Shareholders to consummate the disposition in such jurisdictions of the Subject Shares under such registration statement (provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this Paragraph 24 be obligated to do so), and (vi) permit resales by the Shareholders of the Subject Shares under such registration statement until the earlier to occur of (a) one year from the date of consummation of the Proposed Recapitalization plus the length of any Suspension Periods (as defined below) and (b) the first date on which the Shareholders are permitted to sell or transfer the Subject Shares under Rule 144 of the Securities Act, without limitations on volume in any one sale or transfer; provided that if the Company shall furnish to the Shareholders a certificate signed by its Chairman, Chief Executive Officer or Chief Financial Officer stating that (y) filing a registration statement or maintaining effectiveness of a current registration statement would have a material adverse effect on the Company or its shareholders in relation to any material financing, acquisition or other corporate transaction, and the Company has determined in good faith that such disclosure is not in the best interests of the Company and its shareholders or
(z) the Company has determined in good faith that the filing or maintaining effectiveness of a current registration statement would require disclosure of material information that the Company has a valid business purpose of retaining as confidential, the Company shall be entitled to postpone filing or suspend the use by the Shareholders for a reasonable period of time, but not in excess of 45 consecutive calendar days (any period of such postponement or suspension, a "Suspension Period"). The Company shall be entitled to exercise such suspension right more than one time in any calendar year; provided that such exercise shall not prevent the Shareholders from being entitled to at least 270 days of effective registration rights per year and that no Suspension Period may commence if it is less than 30 days from the prior such Suspension Period. The Shareholders agree to provide all information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement and shall be given a reasonable opportunity to review and comment on the registration statement and any amendments thereto before the filing thereof with the SEC, which shall be not less than five business days in the case of the registration statement and two business days in the case of any amendment. The Subject Shares of any Shareholder who fails to provide such information or otherwise cooperate within the foregoing time periods may be excluded by the Company from such registration statement. The Company disclaims any liability for statements made or incorporated by reference in such registration statement or prospectus based on information and materials provided by or on behalf of the Shareholders expressly for inclusion or incorporation by reference therein, provided that all such statements in the registration statement, as filed with the SEC, are reasonably satisfactory to the Shareholders.

         25. (a) Subject to the provisions of Paragraphs 25(b) and 25(c), the Company hereby agrees to reimburse the Shareholders and the GPA Attorney-in-Fact (individually, a "Reimbursement Party" and, collectively, the "Reimbursement Parties") for any and all out-of-pocket attorneys' fees and their related expenses (collectively, the "Defense Costs") actually and reasonably incurred by any of the Reimbursement Parties arising out of or resulting from the defense of any third party allegation, claim, action, suit, complaint, demand, litigation or legal or administrative proceeding, including those brought derivatively on behalf of the Company alleging any wrongful action or inaction by any Shareholder in his, her or its capacity as a shareholder of the Company or any wrongful action or inaction by any of the Reimbursement Parties taken in connection with any alleged wrongful action or inaction by a Shareholder in his, her or its capacity as a shareholder of the Company, in each case in connection with the authorization, execution, delivery and performance of this Agreement by any of the Shareholders (collectively, the "Claims"); provided, that Defense Costs shall not include amounts paid (x) to satisfy judgments or settlements relating to Claims or (y) in respect of CWK Claim Coverage. For purposes of this Paragraph 25, "reimbursement" shall be deemed to include direct payment by the Company of bills that are submitted by the Reimbursement Parties in compliance with Paragraph 25(b).

             (b) The reimbursement obligation of the Company pursuant to Paragraph 25(a) with respect to Defense Costs will be subject to the following terms and conditions:

                 (i) the reimbursement of Defense Costs is conditioned on (A) there having been no breach of this Agreement by any of the Reimbursement Parties, (B) there not then existing a "QAT Disqualification" (as defined below), (C) the Reimbursement Parties and their counsel not having claimed that any provision of this Agreement is illegal or invalid for any reason, and having reasonably cooperated with counsel to the Company or members of the Board of Directors of the Company in the review and defense of any Claim, and
(D) there having been no determination by a court of competent jurisdiction that any of the Reimbursement Parties has engaged in intentional misconduct or has acted with gross negligence or in bad faith in connection with any matter the subject of a Claim;

                 (ii) within ten business days of his, her or its receipt of notice of such Claim, a Reimbursement Party must give the Company written notice of any Claim asserted against such Reimbursement Party, directly or indirectly, for which such Reimbursement Party expects to receive reimbursement of Defense Costs under Paragraph 26(a), following which the Company may determine at its election to undertake the defense thereof by representatives of the Company's choosing which are reasonably satisfactory to the Reimbursement Parties or permit the Reimbursement Parties to undertake the defense thereof by representatives of their choosing which are reasonably satisfactory to the Company, it being agreed that the Reimbursement Parties shall be responsible for their own Defense Costs, except to the extent that the Company has a reimbursement obligation as provided for under Paragraph 25(a), and that a failure of a Reimbursement Party to give such notice shall not result in a forfeiture of his, her or its reimbursement rights unless the Company shall have been materially disadvantaged by such failure;

                 (iii) notwithstanding the provisions of Paragraph 25(b)(ii), with respect to any Claim, the Reimbursement Parties will collectively have the right, if the Company elects to undertake the defense, to employ one law firm of their choice (in each applicable jurisdiction, if more than one jurisdiction is involved) to represent the Reimbursement Parties if, in their collective reasonable judgment, a conflict of interest between the Reimbursement Parties and the Company exists in respect of such Claim, and in that event the Defense Costs of such separate counsel shall be reimbursable by the Company pursuant to and subject to the provisions of this Paragraph 25;

                 (iv) neither the Company nor any of the Reimbursement Parties will, without the prior written consent of the other, settle or compromise any Claim or consent to entry of any judgment relating to any such Claim if such settlement or compromise will impose a liability or obligation on the other; and

                 (v) the Company will reimburse the Defense Costs for which the Reimbursement Parties are entitled to be reimbursed under Paragraph 25(a) only after (A) the receipt by the Company of the related bill from counsel, together with a reasonably detailed descriptions of hours worked and services provided by counsel, (B) receipt by the Company of either evidence that the Defense Costs to be reimbursed have actually been paid by the Reimbursement Parties requesting reimbursement or written confirmation by the Reimbursement Parties requesting reimbursement that such bill accurately represents an amount owed by such Reimbursement Parties and (C) the satisfaction of the conditions set forth in Paragraph 25(b)(i).

             (c) Each of the Reimbursement Parties acknowledges and agrees that the Company shall be entitled to rely upon the assurances of CWK and John C. Yavis, Jr., acting jointly, as to their authority to act for and bind any other Reimbursement Party for any action taken under this Paragraph 25.

             (d) A "QAT Disqualification" shall be deemed to commence from the time at which a QAT Termination Notice shall have been delivered to the Company and shall be deemed to continue (i) indefinitely in the event that the proposed Qualifying Alternative Transaction specified in such QAT Termination Notice shall be completed, (ii) until such time as the Shareholders shall have confirmed to the Company in writing that such proposed Qualifying Alternative Transaction shall have been abandoned or (iii) until such time as the Company shall have publicly announced a Substitute Recapitalization Proposal.

             (e) Each of the Reimbursement Parties acknowledges and agrees that, for so long as a QAT Disqualification shall remain in effect, he, she or it will not seek or attempt to seek and hereby knowingly and irrevocably releases and relinquishes any right he, she or it had, has or may in the future have, directly or indirectly, for reimbursement, indemnification or contribution of Defense Costs or liability from the Company, any of its subsidiaries or affiliates, or any of their respective directors or officers, including, without limitation, from any third party or self insurance arrangement or policy of the Company or any of its subsidiaries or affiliates, with respect to Claims; provided, however, that the foregoing release and relinquishment shall not deprive CWK of any right of indemnification, reimbursement, or any other right under Connecticut law, the Company Charter or the Company's By-Laws to the extent of the CWK Claim Coverage. Nothing in this Agreement shall be deemed to deprive any Shareholder of any right to indemnification, reimbursement, or any other right or claim, in connection with any litigation or other matter that does not arise from this Agreement, whether such right or claim is against the Company or any other person, and whether such right arises under contract, certificate of incorporation or by-laws, statute, common law or otherwise.

         26. Kaman represents and warrants that (i) the Durable Power of Attorney is in full force and effect and the scope of powers granted thereunder to the DPA Attorneys-in-Fact has not been revoked, limited, modified or amended since the date of grant, (ii) the General Power of Attorney is in full force and effect and the scope of powers granted thereunder to the GPA Attorney-in-Fact has not been revoked, limited, modified or amended since the date of grant, (iii) he has not granted any power of attorney (other than the General Power of Attorney and the Durable Power of Attorney) or appointed any proxy to vote or otherwise act for him with respect to the Kaman Shares (other than the irrevocable proxy executed and delivered by him pursuant to Paragraph
4), (iv) this Agreement and the irrevocable proxies granted under Paragraphs 2 and 4 have been duly executed and delivered by Kaman, acting through the GPA Attorney-in-Fact under the General Power of Attorney and the DPA Attorneys-in-Fact under the Durable Power of Attorney, as the case may be, and each constitutes the legal, valid and binding obligation of Kaman and is enforceable against Kaman and his heirs, personal representatives, successors and permitted assigns in accordance with its terms, and (v) he owns of record and beneficially the Kaman Shares, free and clear of any lien, encumbrance, option, pledge, security interest, right of first refusal or similar restriction, including any restriction on voting, transfer or other exercise of any other attribute of ownership thereof, except for the General Power of Attorney and the Durable Power of Attorney and that the Indirectly Owned Kaman Class B Shares are subject to the Voting Trust Agreement and are registered in the name of John C. Yavis, Jr. as custodian.

         27. Newgate represents and warrants that (i) the Newgate Partnership Agreement is a valid and binding agreement of the parties thereto and is enforceable in accordance with its terms, (ii) CWK is the sole General Partner of Newgate, (iii) this Agreement and the irrevocable proxy executed under Paragraph 5 have been duly executed and delivered by Newgate, acting through CWK as its sole general partner, and each constitutes the legal, valid and binding obligation of Newgate and is enforceable against Newgate and its successors and permitted assigns in accordance with its terms, and (iv) that it owns of record the Newgate Class A Shares and it owns beneficially the Newgate Class B Shares, which are registered in the name of John C. Yavis, Jr. as custodian, in each case free and clear of any lien, encumbrance, option, pledge, security interest, right of first refusal or similar restriction, including any restriction on voting, transfer or other exercise of any other attribute of ownership thereof, except that the voting of the Newgate Class B Shares are subject to the Voting Trust Agreement.

         28. Oldgate represents and warrants that (i) the Oldgate Partnership Agreement is a valid and binding agreement of the parties thereto and is enforceable in accordance with its terms, (ii) CWK is the sole General Partner of Oldgate, (iii) this Agreement and the irrevocable proxy executed under Paragraph 6 have been duly executed and delivered by Oldgate, acting through CWK as its sole general partner, and each constitutes the legal, valid and binding obligation of Oldgate and is enforceable against Oldgate and its successors and permitted assigns in accordance with its terms, and (iv) that it owns of record and beneficially the Oldgate Shares, free and clear of any lien, encumbrance, option, pledge, security interest, right of first refusal or similar restriction, including any restriction on voting, transfer or other exercise of any other attribute of ownership thereof.

         29. Each of the Voting Trustees represents and warrants to his or her knowledge that (i) the Voting Trust Agreement is a valid and binding agreement of the parties thereto and is enforceable in accordance with its terms and (ii) this Agreement and the irrevocable proxy executed under Paragraph 3 have been duly executed and delivered by the Voting Trustees, and each constitutes the legal, valid and binding obligation of the Voting Trustees and is enforceable against the Voting Trustees and their respective heirs, personal representatives, successors and permitted assigns in accordance with its terms.

         30. Each of the Shareholders (other than Kaman, Newgate and Oldgate) represents and warrants that (i) this Agreement and the irrevocable proxy executed under Paragraph 7, 8, 9 or 10, as the case may be, have been duly executed and delivered by such Shareholder, and each constitutes the legal, valid and binding obligation of such Shareholder and is enforceable against such Shareholder and his or her heirs, personal representatives, successors and permitted assigns in accordance with its terms and (ii) he or she owns of record and beneficially the Shares shown to be owned by such Shareholder on the Schedules to this Agreement, free and clear of any lien, encumbrance, option, pledge, security interest, right of first refusal or similar restriction, including any restriction on voting, transfer or other exercise of any other attribute of ownership thereof. Each of the Shareholders (other than Kaman) represents and warrants that to his, her or its knowledge the representations contained in Paragraphs 26(i), 26(ii) and 26(iii) are correct.

         31. Each of the Shareholders acknowledges that (i) he, she or it has
(a) had an opportunity to request information, records and documentation from, and ask questions of, the Company and the Special Committee in order to facilitate his, her or its consideration of whether to enter into this Agreement and (b) discussed and reviewed this Agreement with the persons for which he, she or it acts in a fiduciary or advisory capacity in respect of all or a portion of the Shares, (ii) the Board may determine to withdraw, modify, propose to withdraw or modify or not implement one or more of the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or terminate this Agreement under the circumstances permitted under Paragraph 21(b)(z). By reason of his, her or its business and financial experience, each of the Shareholders has the capacity to protect his, her or its own interests or that of his, her or its fiduciaries in connection with the transactions contemplated by this Agreement. Each of the Shareholders is an "accredited investor" or has been advised by a "purchaser representative", as such terms are defined in Regulation D promulgated under the Securities Act, and is able to bear the economic risk of an investment in the Subject Shares, has an adequate income independent of any income produced from an investment in the Subject Shares and has sufficient resources to sustain a loss of all of his, her or its investment in the Subject Shares without economic hardship if such a loss should occur.

         32. In the event that any of the Shareholders acquires record or beneficial ownership of additional shares of Class A Stock and/or Class B Stock from and after the date of this Agreement and prior to the Expiration Date, such additional shares of Class A Stock and/or Class B Stock shall immediately upon such acquisition become subject to the terms of this Agreement.

         33. This Agreement is the product of extensive discussions and negotiations between and among the Parties and their respective advisors. Each of the Parties was represented by or had the opportunity to consult with counsel who either participated in the formulation and documentation of, or was afforded the opportunity to review and provide comments on, this Agreement. Accordingly, the general rule of contract construction known as "contra proferentum" shall not apply to the interpretation of any provision of this Agreement or any document generated in connection herewith.

         34. Each of the Parties agrees that remedies at law are inadequate to protect against his, her or its breach or threatened breach of this Agreement. Each of the Parties agrees, in advance, without prejudice to any rights to judicial relief such other Party may otherwise have, to the granting of equitable relief, including injunction, in such other Party's favor without proof of actual damages. Each of the Parties agrees to waive and not to seek any requirement for the securing or posting of a bond in connection with any other Party seeking or obtaining such relief.

         35. If any term or provision of this Agreement, or any application thereof to any circumstances, shall, to any extent and for any reason, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and shall be construed as if such invalid or unenforceable provision had never been contained herein and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law.

         36. This Agreement and the schedules and exhibits attached hereto shall constitute the entire agreement between and among the Parties with regard to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, between and among the Parties with respect to the subject matter hereof. No modification, amendment or waiver shall be binding without the written consent of the Parties affected thereby. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (except by operation of law) without the prior written consent of each of the other Parties affected thereby. This Agreement shall inure to the benefit of and be binding upon each of the Parties and their respective heirs, personal representatives, successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person. It is further understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other right, power or remedy by such Party.

         37. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. Apart from proceedings before the Arbiter, all actions and proceedings regarding the rights and obligations under this Agreement shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

         38. Any notice hereunder shall be made in writing and shall be considered given when received, by first class mail, by overnight courier or by facsimile with original copy to follow by first class mail or overnight courier as follows: (i) if to the Company, to Kaman Corporation, attention: Candace A. Clark, Senior Vice President, Chief Legal Officer and Secretary, 1332 Blue Hills Avenue, Bloomfield, Connecticut 06002, facsimile no.: (860) 243-7397; with a copy (which shall not constitute notice) to: (a) Eileen S. Kraus, Chairperson of the Special Committee c/o Candace A. Clark, Senior Vice President, Chief Legal Officer and Secretary at the address set forth above; and (b) Skadden, Arps, Slate, Meagher & Flom LLP, attention: Randall H. Doud, Esq., Four Times Square, New York, New York 10036-6522, facsimile no.: (917) 777-2524; or (ii) if to any of the Shareholders, to him, her or it at his, her or its address on the books of the Company; with a copy (which shall not constitute notice) to: (a) Murtha Cullina LLP, attention: John C. Yavis, Jr., Esq. and Charles E. Drummey, Esq., CityPlace I, 185 Asylum Street, Hartford, Connecticut 06103, facsimile no.: (860) 240-6150; (b) Dechert LLP, attention:
Martin Nussbaum, Esq., 30 Rockefeller Plaza, New York, New York 10112-2200, facsimile no.: (212) 212-698-3599; and (c) Day, Berry & Howard LLP, attention:
Thomas J. Groark, Jr., Esq., CityPlace I, Hartford, Connecticut 06103, facsimile no.: (860) 275-0343.

         39. This Agreement may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

         40. Except as otherwise provided in this Agreement, each of the Parties hereto shall pay his, her or its own costs and expenses in connection with the review of and compliance with this Agreement.

         41. From time to time, at the reasonable request of any Party and without additional consideration, each other Party shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. Each of the Parties agrees to cooperate and use its reasonable best efforts to contest and resist any action, including administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect that restricts, prevents or prohibits the consummation of any of the transactions contemplated by this Agreement or the approval and consummation of any settlement of any litigation relating to this Agreement or the transactions contemplated hereby, including, without limitation, by pursuing all reasonably available avenues of administrative and judicial appeal.

         42. The representations and warranties in this Agreement shall survive until the Expiration Date and the reimbursement provisions of Paragraphs 21(c) and 25 shall survive any termination of this Agreement by the Board pursuant to Paragraph 21(b)(z).

         43. Each of the Shareholders shall be responsible for the payment of any stock transfer taxes in connection with the conversion of any shares of the Class B Stock owned by them respectively into shares of the Class A Common Stock.

         44. Each of the Shareholders hereby designates each of CWK and John C. Yavis, Jr., acting jointly, to act on behalf of the Shareholders collectively as to any and all matters requiring action or approval by the Shareholders in their capacities as Reimbursement Parties under Paragraph 25, in connection with the registration rights provided for under Paragraph 24 or the disclosure approval rights provided for under Paragraph 11.

        (The remainder of this page has been intentionally left blank.)

             IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date and year first above written.


                                  KAMAN CORPORATION


                                  By: /s/ Candace A. Clark
                                     -----------------------------------------
                                  Name:  Candace A. Clark
                                  Title: Senior Vice President, Chief Legal
                                         Officer and Secretary


                                  NEWGATE ASSOCIATES LIMITED PARTNERSHIP,
                                  by its sole General Partner


                                  By: /s/ C. William Kaman II
                                    -----------------------------------------
                                  Name:   C. William Kaman II
                                  Title:  General Partner


                                  OLDGATE ASSOCIATES LIMITED PARTNERSHIP,
                                  by its sole General Partner


                                  By /s/ C. William Kaman II
                                    -----------------------------------------
                                  Name:  C. William Kaman II
                                  Title: General Partner


                                  CHARLES H. KAMAN, by his Attorney-in-Fact under the General Power of Attorney, dated February 11, 1998


                                  By: /s/ John C. Yavis, Jr.
                                    -----------------------------------------
                                  Name:   John C. Yavis, Jr.
                                  Title:  Attorney-in-Fact


                                  ROBERTA C. KAMAN, in her capacity as an
                                  Attorney-in-Fact under the Durable Power of Attorney, dated May 4, 1996


                                  By: /s/ Roberta C. Kaman
                                    -----------------------------------------
                                  Name:   Roberta C. Kaman
                                  Title:  Attorney-in-Fact


                                  ROBERTA C. KAMAN, in her capacity as a Voting Trustee under the Voting Trust Agreement, dated August 14, 2000 and as amended as of June 7, 2005


                                  By:   /s/ Roberta C. Kaman
                                    -----------------------------------------
                                  Name:  Roberta C. Kaman
                                  Title: Voting Trustee

                                  ROBERTA C. KAMAN, in her individual capacity

                                   : /s/ Roberta C. Kaman
                                  -----------------------------------------
                                  Name:  Roberta C. Kaman


                                  C. WILLIAM KAMAN II, in
                                  his capacity as an
                                  Attorney-in-Fact under the
                                  Durable Power of Attorney,
                                  dated May 4, 1996


                                  By: /s/ C. William Kaman II
                                    -----------------------------------------
                                  Name:   C. William Kaman II
                                  Title:  Attorney-in-Fact


                                  C. WILLIAM KAMAN II, in
                                  his capacity as a Voting
                                  Trustee under the Voting
                                  Trust Agreement, dated
                                  August 14, 2000 and as
                                  amended as of June 7, 2005


                                  By: /s/ C. William Kaman II
                                    -----------------------------------------
                                  Name:   C. William Kaman II
                                  Title:  Voting Trustee


                                  C. WILLIAM KAMAN II, in
                                  his individual capacity

                                     /s/ C. William Kaman II
                                  -----------------------------------------
                                  Name:  C. William Kaman II


                                  C. WILLIAM KAMAN II, in
                                  his capacity as Trustee
                                  for Charles Tyson Kaman
                                  and Kathryn S. Kaman


                                  By: /s/ C. William Kaman II
                                    -----------------------------------------
                                  Name:   C. William Kaman II
                                  Title:  Trustee


                                  STEVEN W. KAMAN, in his capacity as an
                                  Attorney-in-Fact under the Durable Power of Attorney, dated May 4, 1996


                                  By: /s/ Steven W. Kaman
                                   -----------------------------------------
                                  Name:   Steven W. Kaman
                                  Title:  Attorney-in-Fact


                                 STEVEN W. KAMAN, in his capacity as a Voting
                                 Trustee under the Voting Trust Agreement, dated August 14, 2000 and as amended as of June 7, 2005


                                 By: /s/ Steven W. Kaman
                                  -----------------------------------------
                                 Name:   Steven W. Kaman
                                 Title:  Voting Trustee


                                 STEVEN W. KAMAN, in his individual capacity

                                  /s/ Steven W. Kaman
                                 -----------------------------------------
                                 Name:  Steven W. Kaman


                                 STEVEN W. KAMAN, in his capacity as Trustee for Cameryn H. Kaman

                                 By: /s/ Steven W. Kaman
                                  -----------------------------------------
                                 Name:   Steven W. Kaman
                                 Title:  Trustee


                                 CATHLEEN H. KAMAN, in her capacity as an Attorney-in-Fact under the Durable Power of Attorney, dated May 4, 1996


                                 By: /s/ Cathleen H. Kaman
                                  -----------------------------------------
                                 Name:   Cathleen H. Kaman
                                 Title:  Attorney-in-Fact


                                 CATHLEEN H. KAMAN, in her capacity as a
                                 Voting Trustee under the Voting Trust
                                 Agreement, dated August 14, 2000 and as
                                 amended as of June 7, 2005


                                 By: /s/ Cathleen H. Kaman
                                  -----------------------------------------
                                 Name:   Cathleen H. Kaman
                                 Title:  Voting Trustee


                                 CATHLEEN H. KAMAN, in her individual capacity


                                   /s/  Cathleen H. Kaman
                                 -----------------------------------------
                                 Name:  Cathleen H. Kaman


                                 CATHLEEN H. KAMAN, in her capacity as Trustee
                                  for Zane N. Kaman-Wood


                                 By: /s/ Cathleen H. Kaman
                                  -----------------------------------------
                                 Name:   Cathleen H. Kaman
                                 Title:  Trustee

                                                                   Schedule A-1
                                                                   ------------


Share certificate numbers evidencing the 258,375 Directly Owned Kaman Class B
Shares:

B 1236
B 1270
B 1521
B 1631
B 1665
B 1723
B 2036
B 2074
B 2213
B 2737
B 2738
B 3214
B 3216
B 3436
B 4269
B 4323
B 4408
B 4512
B 4523

                                                                   Schedule A-2

Stock certificate number evidencing the 96,601 Indirectly Owned Kaman Class B
Shares:

B 5279 (same stock certificate also represents the Newgate Class B Shares)

Voting trust certificate number evidencing the 96,601 Indirectly Owned Kaman Class B Shares:

                                                                   Schedule A-3
                                                                   ------------

Share certificate numbers evidencing the 234,626 Kaman Class A Shares:

A 183391
A 183614
A 221811
A 224490
A 224547
A 225822
A 225870
A 227344
A 228394
A 228516
A 228941
A 229516
A 230273

                                                                   Schedule B-1
                                                                   ------------


Share certificate number evidencing the 103,201 Newgate Class B Shares:

B 5279 (same stock certificate also represents the Indirectly Owned Kaman Class B Shares)

Voting trust certificate number evidencing the 103,201 Newgate Class B Shares:

                                                                   Schedule B-2
                                                                   ------------


Share certificate numbers evidencing the 95,264 Newgate Class A Shares:

A 218351
A 218360
A 218363
A 218365
A 230274

                                                                     Schedule C
                                                                     ----------


Share certificate numbers evidencing the 148,850 Oldgate Shares:

A 224496
A 224501
A 224503

                                                                   Schedule D-1
                                                                   ------------


Share certificate numbers evidencing the 69,246 CWK Class B Shares:

Personal:
--------

B 5275

Trustee for Kathryn S. Kaman:
----------------------------

B 4495

Trustee for Charles Tyson Kaman:
-------------------------------

B 4496

                                                                   Schedule D-2
                                                                   ------------


Share certificate numbers evidencing the 152,277 CWK Class A Shares:

Personal:
--------

A 223586
A 224873
A 226286
A 228781
A 228782
A 228783
A 228784
A 228785
A 228786
A 229366
A 230223
A 230536

Trustee for Charles Tyson Kaman:
-------------------------------

A 146765
A 149403
A 156230
A 156231
A 159270
A 160829
A 162837
A 166267
A 166268
A 170903
A 175174
A 178383
A 178384
A 183640
A 186330
A 193743
A 194276
A 196850
A 203483
A 203629
A 205796
A 208479
A 209021
A 211404
A 212608
A 218289
A 223794
A 223795
A 223796
A 224460
A 225819
A 226906
A 227754
A 228515

Trustee for Kathryn H. Kaman:
----------------------------

A 159271
A 160830
A 162838
A 166271
A 170904
A 175173
A 178386
A 183612
A 186329
A 193712
A 203610
A 208478
A 211403
A 212607
A 218290
A 220021
A 220064
A 221875
A 223361
A 224461
A 225820
A 226907
A 227756
A 227978

                                                                   Schedule E-1
                                                                   ------------

Share certificate numbers evidencing the 1,471 RCK Class B Shares:

B 3139
B 3295
B 3438
B 3552
B 4524

                                                                   Schedule E-2
                                                                   ------------


Share certificate numbers evidencing the 23,132 RCK Class A Shares:

A 121631
A 129403
A 139823
A 150064
A 166273
A 178389
A 193744
A 218362
A 224504

                                                                   Schedule F-1
                                                                   ------------


Share certificate numbers evidencing the 10,183 SWK Class B Shares:

B 4507
B 4519
B 4617

                                                                   Schedule F-2
                                                                   ------------


Share certificate numbers evidencing the 4,151 SWK Class A Shares:

A 228556
A 228939
A 229514

                                                                   Schedule G-1
                                                                   ------------


Share certificate numbers evidencing the 12,634 CHK Class B Shares:

Personal:
--------

B 5259
B 5260
B 5261
B 5262
B 5263
B 5264
B 5265
B 5266
B 5267
B 5268
B 5269

Trustee for Zane N. Kaman-Wood:
------------------------------

B 4502

                                                                   Schedule G-2
                                                                   ------------


Share certificate numbers evidencing the 43,397 CHK Class A Shares:

Personal:
--------

A 227678
A 227679
A 227680
A 227681
A 227682
A 227683
A 227684
A 227685
A 227686
A 227687
A 227688
A 227689
A 227690
A 227691
A 227692
A 227693
A 227694
A 227695
A 227696
A 227757
A 227977
A 228938

Trustee for Zane N. Kaman-Wood:
------------------------------

A 214204
A 218291
A 220065
A 221876
A 223365
A 224462
A 225821
A 226908
A 227753
A 227979
A 228940
A 229515

                                                                    Exhibit A-1
                                                                    -----------

              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                               KAMAN CORPORATION

         The certificate of incorporation of Kaman Corporation, as amended to this date, is further amended and restated in its entirety to read as follows:

                                     FIRST

         The name of the corporation is Kaman Corporation (the "corporation").

                                    SECOND

         The principal office of the corporation is located in the Town of Bloomfield in the State of Connecticut.

                                     THIRD

         The nature of the business to be transacted and the purpose to be promoted or carried out by the corporation are to engage in any lawful business, act or activity for which corporations may be formed under the Connecticut Business Corporation Act, Chapter 601 of the Connecticut General Statutes (as the same may be amended from time to time, the "CBCA").

                                    FOURTH

         The authorized capital stock of the corporation is as follows:


A. General Authorization.

      (1) Fifty Million (50,000,000) shares of Common Stock of the par value of One Dollar ($1.00) per share, which, subject to any voting rights provided to holders of Preferred Stock at any time outstanding, will be entitled to vote on all matters with respect to which shareholders are entitled to vote under applicable law, this Amended and Restated Certificate of Incorporation or the By-laws of the corporation, or upon which a vote of shareholders is otherwise duly called for by the corporation. At each annual or special meeting of shareholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of the Common Stock standing in such holder's name on the stock transfer records of the corporation; and

      (2) Two Hundred Thousand (200,000) shares of Preferred Stock of the par value of One Dollar ($1.00) per share. If so determined in accordance with Paragraph B of this Article Fourth, such class shall be entitled to vote only for the election of directors, with each share being entitled to one vote thereon, and such voting right of such class to be limited to the election of such number of directors (subject to the further limitations below) as may be established by application of the following formula:

          (a) If the number of issued and outstanding shares of Preferred Stock is not more than one-fourth (1/4th) of the total number of authorized shares of such class, such number as will result in the election by such shares of one-tenth (1/10th) (to next lowest whole number) of the total number of directors then fixed;

          (b) If the number of issued and outstanding shares of Preferred Stock is not more than one-half (1/2) of the total number of authorized shares of such class, one-fifth (1/5th) (to the next lowest whole number) of the total number of directors then fixed;

          (c) If the number of issued and outstanding shares of Preferred Stock is not more than three-fourths (3/4ths) of the total number of authorized shares of such class, three-tenths (3/10ths) (to the next lowest whole number) of the total number of directors then fixed;

          (d) If the number of issued and outstanding shares of Preferred Stock is more than three-fourths (3/4ths) of the total number of authorized shares of such class, two-fifths (2/5ths) (to the next lowest whole number) of the total number of directors then fixed;

provided, however, that notwithstanding anything herein to the contrary, (i) such voting right of such class shall be applicable only in the event that an arrearage in payment of dividends shall exist with respect to any series of Preferred Stock equal to six quarterly dividends on such series (or dividends otherwise payable over a period of 18 months in the case of any series, dividends on which are payable other than on a quarterly basis), (ii) any such right to elect directors shall cease upon the payment in full of any such arrearage or arrearages, and (iii) such voting right of such class, when applicable, shall not under any circumstances entitle the Preferred Stock to elect less than one (1) nor more than two (2) directors.

B. Preferred Stock.

      (1) The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Paragraph B, to provide for the issuance of a class of Preferred Stock in series and by amending this Amended and Restated Certificate of Incorporation, as it may be amended or supplemented from time to time, by its own resolution solely, to establish the number of shares to be included in each such series and to fix the designation, terms, limitations, and relative rights and preferences of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The number of shares constituting that series and the distinctive designation of that series;

          (b) The dividend rate on the shares of that series and the times of payment thereof, whether dividends shall be cumulative and, if so, from which date or dates;

          (c) Whether or not the shares of that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (d) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and sinking fund provisions, if any, providing for the redemption or purchase of shares of that series and the amount per share payable in case of redemption which amount may vary under different conditions and at different redemption dates; and

          (e) Whether or not that series shall have voting rights, such voting rights, if any, to be the voting rights described in subparagraph (2) of Paragraph A of this Article Fourth.

      (2) Dividends on outstanding shares of the class of Preferred Stock shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on shares of Common Stock with respect to the same dividend period.

C. Recapitalization.

      (1) As provided for in the Agreement dated as of June 7, 2005, by and among the corporation and various other parties (the "Recapitalization Agreement"), upon the filing (the "Effective Time") of this Amended and Restated Certificate of Incorporation pursuant to the CBCA, each share of the corporation's Class A common stock, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time (the "Old Class A Common Stock") will become one share of validly issued, fully paid, and non-assessable Common Stock authorized by Paragraph A of this Article FOURTH without any action by the holder thereof.

      (2) As provided for in the Recapitalization Agreement, upon the Effective Time, (a) each share of the corporation's Class B common stock, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time (the "Old Class B Common Stock"), other than the shares of Old Class B Common Stock described in clause (b) below, shall be reclassified as and converted and changed into 1.95 shares of validly issued, fully paid, and non-assessable Common Stock authorized by Paragraph A of this Article FOURTH and (b) each share of Old Class B Common Stock issued and outstanding immediately prior to the Effective Time and held by record holder(s) who have validly elected to accept the "Alternative Class B Stock Consideration" as to such shares of Old Class B Common Stock in accordance with the Recapitalization Agreement, shall be reclassified as and converted and changed into one share of validly issued, fully paid, and non-assessable Common Stock authorized by Paragraph A of this Article FOURTH and an amount in cash equal to $14.76, in each case without any further action by the holder thereof. Notwithstanding anything to the contrary set forth herein, (x) in lieu of any fractional shares of Common Stock to which any holder of Old Class B Common Stock would otherwise be entitled pursuant to this Paragraph C (aggregating for this purpose all of the shares of Old Class B Common Stock owned of record by such shareholder), such shareholder shall be entitled to receive a cash payment equal to the closing price of the Old Class A Common Stock on the NASDAQ National Market on the last trading day occurring prior to the date on which the Effective Time occurs multiplied by such fraction, and (y) any cash payment to which any holder of Old Class B Common Stock would otherwise be entitled pursuant to this Paragraph C (aggregating for this purpose all of the shares of Old Class B Common Stock owned of record by such shareholder) shall be rounded down to the nearest cent.

      (3) Each certificate that prior to the Effective Time represented a share or shares of Old Class A Common Stock shall thereafter represent that number of shares of Common Stock which the share or shares of Old Class A Common Stock represented by such certificate shall have become in accordance with this Paragraph C, until such certificate is presented to the corporation or its transfer agent for transfer or reissue in which event the corporation or its transfer agent shall issue one or more stock certificates representing the appropriate number of shares of Common Stock. Each certificate that prior to the Effective Time represented a share or shares of Old Class B Common Stock shall thereafter represent that number of shares of Common Stock into which the share or shares of Old Class B Common Stock represented by such certificate shall have been reclassified and converted in accordance with this Paragraph C. Any required cash payment under this Paragraph C as to any shares of Old Class B Common Stock will only be made following presentation to the corporation or its transfer agent of all the certificates held of record by the owner of such shares of Old Class B Common Stock.

D. No Preemptive Rights.

         There shall be no preemptive rights to purchase or subscribe for any unissued stock of the corporation. No stockholder shall be entitled as of right to purchase or subscribe for any unissued stock of the corporation, whether now or hereafter authorized or whether of a class now existing or of a class hereafter created, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures or other obligations convertible into stock of the corporation.

                                     FIFTH

         The amount of paid-in capital stock with which the corporation commenced business was Seven Thousand Dollars ($7,000).

                                     SIXTH

         The duration of this corporation is unlimited.

                                    SEVENTH

         The following provisions are for the regulation of the business of the corporation and for the purpose of defining and regulating the powers of the corporation and its officers, directors and shareholders:

A. Issuance of Authorized Capital Stock.

         The Board of Directors is hereby authorized and empowered to issue from time to time all or any part of the shares of the unissued authorized capital stock of the corporation, as then constituted, for such consideration, not less than par, as is permissible under the CBCA, and, upon receipt of such consideration by the corporation, all shares of the capital stock of this corporation so issued shall be deemed fully paid and nonassessable and the holders of such shares shall not be liable thereunder to this corporation or its creditors.

B. Indemnification of Directors and Officers.

         Each director and officer of the corporation shall be indemnified by the corporation against Liabilities, as defined in Section 33-770 of the CBCA, incurred by him or her in connection with any Proceeding, as defined in Section 33-770 of the CBCA, to which he or she may be made a party by reason of being or having been a director or officer of the corporation to the fullest extent permitted by the CBCA. The foregoing right of indemnification shall not be exclusive of other rights to which he or she may be entitled.

C. Limitation of Personal Liability.

         The personal liability of a director to the corporation or its shareholders for monetary damages for breach of duty as a director shall be limited to an amount equal to the amount of compensation received by the director for serving the corporation during the calendar year in which the violation occurred (and if the director received no such compensation from the corporation during the calendar year of the violation, such director shall have no liability to the corporation or its shareholders for breach of duty) if such breach did not:

         (1) involve a knowing and culpable violation of law by the director;

         (2) enable the director or an associate, as defined in Section 33-840 of the CBCA, to receive an improper personal economic gain;

         (3) show a lack of good faith and a conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his or her conduct or omission created an unjustifiable risk of serious injury to the corporation;

         (4) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation; or

         (5) create liability under Section 33-757 of the CBCA.

         Any repeal or modification of this Paragraph C shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

         Nothing contained in this Paragraph C shall be construed to deny to the directors of the corporation any of the benefits provided by subsection (d) of Section 33-756 of the CBCA.

D. Board of Directors.

         (1) Number. Subject to the rights of any holder of any class or series of Preferred Stock, the Board of Directors shall consist of not less than three or more than 15 members, the exact number of which shall be fixed from time to time by the Board of Directors.

         (2) Classes. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2006 annual meeting of shareholders; the term of the initial Class II directors shall terminate on the date of the 2007 annual meeting of shareholders; and the term of the initial Class III directors shall terminate on the date of the 2008 annual meeting of shareholders. At each succeeding annual meeting of shareholders beginning in 2006, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned by the affirmative vote of a majority of the entire Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected by the shareholders at an annual meeting of shareholders to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

         (3) Term. A director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         (4) Vacancies. Any vacancy on the Board of Directors, however resulting, may be filled by the shareholders, or by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, provided, that the term of a director elected by the directors or the sole remaining director expires at the next meeting of shareholders at which directors are elected.

         (5) Removal. Any director may be removed from office but only for cause and only if the number of votes cast by holders of shares entitled to vote for the election of directors in favor of the removal of such director exceeds the number of votes cast by such shareholders against the removal of such director and only at a meeting of shareholders called for the purpose of such removal, the notice for which states that the purpose or one of the purposes of the meeting is the removal of such director.

         (6) Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors at an annual or special meeting of shareholders, the election, terms of office, filling of vacancies, removal of directors and other features of the directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation or in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any class or series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Article SEVENTH unless expressly provided by such terms.

                                     EIGHTH

         In furtherance and not in limitation of the powers conferred by statute, a majority of the entire Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the By-laws of the corporation. As used in this Article EIGHTH, the term "entire Board of Directors" means the total number of directors which the corporation would have, as fixed by the Board of Directors under Paragraph D of Article SEVENTH of this Amended and Restated Certificate of Incorporation, if there were no vacancies. In addition, the By-laws of the corporation may be amended, altered, repealed, or rescinded by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of all capital stock of the corporation which by its terms may be voted on all matters submitted to shareholders of the corporation generally, voting together as a single class at a duly called meeting of the shareholders of the corporation.

                                     NINTH

         Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of all capital stock of the corporation which by its terms may be voted on all matters submitted to shareholders of the corporation generally, voting together as a single class at a duly called meeting of the shareholders of the corporation, shall be required to amend, alter, repeal, rescind or adopt any provision inconsistent with Articles SEVENTH and EIGHTH of this Amended and Restated Certificate of Incorporation and this Article NINTH.

                                                                    Exhibit A-2
                                                                    -----------


                               KAMAN CORPORATION
                          AMENDED AND RESTATED BY-LAWS

                                   ARTICLE I
                                    Offices

     1. The principal office of this corporation shall be at such place in the Town of Bloomfield in the State of Connecticut as the Board of Directors of the corporation (the "Board of Directors" or the "Board") shall from time to time designate. The corporation may have such other offices within or without the State of Connecticut as the Board of Directors may from time to time determine.

                                  ARTICLE II
                            Meetings of Stockholders

     1. PLACE OF MEETINGS. All meetings of the stockholders shall be held at the principal office or place of business of the corporation, or at such place within or without the State of Connecticut as from time to time may be designated by resolution of the Board of Directors.

     2. ANNUAL MEETINGS. The annual meetings of the stockholders shall be held on such day, other than a legal holiday, in the month of March or April of each year and at such time and place as may be designated by the Board of Directors. The purpose of such meeting shall be the election of directors by ballot and the transaction of such other business as may properly come before such meeting. If the annual meeting of the stockholders be not held as herein prescribed, the election of directors may be held at any meeting thereafter called pursuant to these by-laws or otherwise lawfully held.

     3. NOTICE OF ANNUAL MEETING. A notice setting out the day, hour and place of such annual meeting shall be mailed, postage prepaid, to each stockholder of record at the stockholder's address as the same appears on the stock transfer and registration records of the corporation or its agent, or if no such address appears, at the stockholder's last known address, not less than ten (10) days nor more than sixty (60) days before such annual meeting. Such notice shall also state any proposed amendment or repeal of these by-laws and any other proposed matter other than the election of directors which, under the Connecticut Business Corporation Act ("CBCA"), expressly requires the vote of stockholders.

     4. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the President or by majority vote of the Board of Directors. A special meeting of the stockholders shall be called by the President upon the written request of one (l) or more stockholders holding in the aggregate at least thirty-five percent (35%) of the total number of shares entitled to vote on any issue proposed to be considered at such meeting upon their delivery to the Secretary of one (l) or more written demands for the special meeting describing the purpose or purposes for which it is to be held. The Secretary shall mail a notice of such meeting to each stockholder of record not less than ten (10) days nor more than sixty (60) days before such meeting, and such notice shall state the day, hour and place of such meeting and the purpose thereof.

5. ADJOURNMENT OF STOCKHOLDERS' MEETING. If an annual or special stockholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed under Section 33-701 of the CBCA, however, notice of the adjourned meeting must be given under these by-laws to persons who are stockholders as of the new record date.

     6. WAIVER OF NOTICE. (a) A stockholder may waive any notice required by the CBCA, the certificate of incorporation of the corporation (the "Certificate of Incorporation") or these by-laws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the stockholder entitled to notice and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

     (b) A stockholder's attendance at a meeting: (1) waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

     7. STOCKHOLDER ACTION WITHOUT MEETING. (a) Any action which, under the provisions of the CBCA, may be taken at a meeting of stockholders may be taken without a meeting by one or more consents in writing, setting forth the action so taken or to be taken, bearing the date of signature and signed by all of the persons who would be entitled to vote upon such action at a meeting, or by their duly authorized attorneys. The Secretary shall file such consent or consents, or certify the tabulation of such consents and file such certificate, with the minutes of the meetings of the stockholders. Any consent or consents that become effective as provided herein shall have the same force and effect as a vote of stockholders at a meeting duly held.

     (b) If not otherwise fixed under Section 33-697 of the CBCA or in accordance with Section 12 of this Article II, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder signs the consent under subsection (a) of this section. No written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest date appearing on a consent delivered to the corporation in the manner required by this section, written consents signed by all other stockholders entitled to vote on the matter are received by the corporation. A written consent may be revoked by a writing to that effect, provided such revocation shall not be effective if it is received by the corporation after the corporation has received a sufficient number of unrevoked written consents to take such corporate action from all other stockholders entitled to vote on such action.

     8. QUORUM. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the CBCA or the Certificate of Incorporation otherwise provides, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

     9. PROXIES. (a) A stockholder may vote each stockholder's shares in person or by proxy.

     (b) A stockholder may appoint a proxy to vote or otherwise act for such stockholder by signing an appointment form, either personally or by such stockholder's attorney-in-fact.

     (c) An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. A photographic or similar reproduction of an appointment, or a telegram, cablegram, facsimile transmission, wireless or similar transmission of an appointment, received by such person shall be sufficient to effect such appointment. An appointment is valid for eleven (11) months unless a longer period is expressly provided in the appointment form.

     (d) An appointment of a proxy is revocable by the stockholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of (i) a pledgee; (ii) a person who purchased or agreed to purchase the shares; (iii) a creditor of the corporation who extended it credit under the terms requiring the appointment; (iv) an employee of the corporation whose employment contract requires the appointment; or (v) a party to a voting agreement created under Section 33-716 of the CBCA.

     (e) The death or incapacity of the stockholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other office or agent authorized to tabulate votes before the proxy exercises authority under the appointment.

     (f) An appointment made irrevocable under subsection (d) of this Section 9 is revoked when the interest with which it is coupled is extinguished.

     (g) A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if such transferee did not know of its existence when such transferee acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates. The Secretary or other officer or agent authorized to tabulate votes may require such transferee to represent such transferee's lack of knowledge of such irrevocable appointment and may rely on such representation.

         (h) Subject to Section 33-708 of the CBCA and to any express limitation on the proxy's authority appearing on the face of the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the stockholder making the appointment.

     10. NUMBER OF VOTES OF EACH STOCKHOLDER. Except as otherwise provided in the Certificate of Incorporation, each stockholder, whether represented in person or by proxy, shall be entitled to one (l) vote for each share of stock standing in such stockholder's name on the books of the corporation on the record date.

     11. VOTING. In the election of directors and in voting on any question on which a vote by ballot is required by law or is demanded by any stockholder, the voting shall be by ballot; on all other questions it may be viva voce.

     12. RECORD DATE. For the purpose of determining which stockholders are entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or which stockholders are entitled to receive payment of any dividend or for any other proper purpose, the Board of Directors, and in the absence of its action the Secretary of the corporation or any other person lawfully acting, shall set a record date which shall not be any earlier than the date on which the Board of Directors, the Secretary or such other authorized party acts to set such record date and no more than seventy (70) nor less than ten (10) days before the particular event requiring such determination of stockholders is to occur.

     13. ADVANCE NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETINGS OF STOCKHOLDERS. To be properly brought before the annual or any special meeting of the stockholders, business must be either (a) specified in the notice of meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) solely in the case of the annual meeting, otherwise properly brought before the meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 13 and on the record date for the determination of stockholders entitled to notice of and to vote at an annual meeting and (ii) who complies with the advance notice procedures set forth in this Section 13.

         In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

         To be timely, a stockholder's written notice to the Secretary of the corporation must be delivered to or mailed and received at the principal executive offices of the corporation not less than seventy-five (75) days nor more than ninety (90) days prior to the first anniversary of the date of the immediately preceding year's annual meeting of the stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty
(30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the corporation made on the EDGAR system of the Securities and Exchange Commission or any similar public database maintained by the Securities and Exchange Commission), whichever first occurs.

         To be in proper written form, a stockholder's notice to the Secretary of the corporation must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of such stockholder proposing such business, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

         Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at the annual or any special meeting of the stockholders except business brought before the meeting in accordance with the procedures set forth in this Section 13; provided, however, that, once business has been properly brought before the meeting in accordance with such procedures, nothing in this Section 13 shall be deemed to preclude discussion by any stockholder of any such business. The officer of the corporation presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the provisions of this Section 13, and if such officer shall so determine, such officer shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

     14. ADVANCE NOTIFICATION OF NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the rights, if any, of the holders of shares of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances.

         Nominations of persons for election to the Board of Directors may be made at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 14 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the advance notice procedures set forth in this Section 14.

         In addition to any other applicable requirements, for a nomination to be properly made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

         To be timely, a stockholder's written notice to the Secretary of the corporation must be delivered to or mailed and received at the principal executive offices of the corporation, in the case of: (x) an annual meeting, not less than seventy-five (75) days nor more than ninety (90) days prior to the first anniversary of the date of the immediately preceding year's annual meeting of the stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the corporation made on the EDGAR system of the Securities and Exchange Commission or any similar public database maintained by the Securities and Exchange Commission), whichever first occurs; and (y) a special meeting of the stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting is first given or made (which for this purpose shall include any and all filings of the corporation made on the EDGAR system of the Securities and Exchange Commission or any similar public database maintained by the Securities and Exchange Commission).

         To be in proper written form, a stockholder's notice to the Secretary of the corporation must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, if any, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder proposing such nomination, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named or referred to as a nominee and to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information (which may include meetings to discuss the furnished information) as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

         No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 14. The officer of the corporation presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the nomination was not made in accordance with the provisions of this Section 14, and if such officer shall also determine, such officer shall so declare to the meeting that any such defective nomination shall be disregarded.

                                  ARTICLE III
                                   Directors

      1. NUMBER, ELECTION AND TERM OF OFFICE. The property, business and affairs of the corporation shall be managed by or under the direction of a Board of Directors composed of that number of directors as shall be specified as provided in Article SEVENTH of the Certificate of Incorporation. The directors shall be divided into classes, shall be elected to staggered terms by ballot by the stockholders at their annual meeting and shall hold office all as provided by Article SEVENTH of the Certificate of Incorporation.

      2. VACANCIES. Any vacancy in the Board of Directors by reason of death, resignation or other cause may be filled as provided by Article SEVENTH of the Certificate of Incorporation.

      3. POWERS OF DIRECTORS. The directors shall have the general management and control of the property, business and affairs of this corporation and shall exercise all the powers that may be exercised or performed by this corporation under the statutes, the Certificate of Incorporation and these by-laws.

      4. PLACE OF MEETINGS. The directors may hold their meetings at such place or places within or without the State of Connecticut as the Board may from time to time determine.

      5. REGULAR MEETINGS. A meeting of the directors for the election of officers and the transaction of any other business that may come before such meeting shall be held with or without notice immediately following each annual meeting of the stockholders at the place designated therefor. Other regular meetings of the Board of Directors may be scheduled at any meeting of the Board, duly called and held, and such regular meetings may be held with or without notice.

      6. OTHER MEETINGS. Other meetings of the directors may be held whenever the President or a majority of the directors may deem it advisable, notice thereof to be mailed or given orally, by facsimile or by electronic mail to each director at least two (2) days prior to such meeting. Any such notice shall be effective in accordance with Section 603 of the CBCA.

      7. WAIVER OF NOTICE. A director may waive any notice required by the CBCA, the Certificate of Incorporation or these by-laws before or after the date and time stated in the notice. Except as provided in the next sentence of this Section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records. A director's attendance at or participation in a meeting waives any required notice to that director of the meeting unless the director at the beginning of the meeting, or promptly upon arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

      8. DIRECTORS' CONSENT. (a) Any action required or permitted by the CBCA to be taken at a Board of Director's meeting may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents describing the action taken, signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken.

         (b) Action taken under this Section 8 is effective when the last director signs the consent, unless the consent specifies a different effective date.

         (c) A consent signed under this Section 8 has the effect of a meeting vote and may be described as such in any document.

      9. QUORUM. A majority of the number of directors fixed from time to time by the Board of Directors pursuant to Section D of Article Seventh of the Certificate of Incorporation and Section 1 of this Article III shall constitute a quorum for the transaction of business at all meetings of the Board of Directors, but any number less than a quorum may adjourn such meeting to a specified date. The act of a majority of the directors present at a meeting at which a quorum is present at the time of the act shall be the act of the Board of Directors.

      10. COMPENSATION OF DIRECTORS. Directors may receive such compensation or salary for their services as determined by resolution of the Board of Directors, including but not limited to a fixed sum and expenses of attendance for attendance at each regular or special meeting of the Board and any committee of the Board. Any director may also serve the corporation in any other capacity and receive compensation therefor.

      11. COMMITTEES. The Board of Directors may, by resolution adopted by the affirmative vote of directors constituting a majority of the entire Board of Directors, create one or more committees comprising in each case two or more directors, which committee or committees shall have and may exercise all such authority of the Board as may be delegated to it in such resolution or thereafter by similar resolution, provided, however, that a committee may not
(i) authorize or approve distributions, except according to a formula or method, or within limits, prescribed by the Board of Directors; (ii) approve or propose to stockholders action that the CBCA requires to be approved by the stockholders; (iii) fill vacancies on the Board of Directors or on any of its committees; or (iv) adopt, amend or repeal these by-laws. Any such committee shall conduct its meetings or other actions in accordance with the notice, waiver of notice, action by written consent and quorum provisions as apply to the Board of Directors under Sections 5, 6, 7, 8 and 9 of this Article III.

      12. DIRECTOR EMERITUS. The Board of Directors may, from time to time, appoint any former director of the corporation who shall have retired from the board for reasons of age, health or similar reasons, as Director Emeritus of the corporation. A Director Emeritus shall be entitled to attend such meetings of the directors and be compensated therefor as the Board may determine.

      13. VICE CHAIRMAN. The Board of Directors may, from time to time, appoint a Vice Chairman of the Board of Directors from among the then serving members of the board who, in the absence or incapacity of the Chairman, shall have the powers and responsibilities of the Chairman with respect to meetings of the Board of Directors and of the stockholders and shall also assist the Chairman with respect to meetings of the Board of Directors and of the stockholders as the Chairman may request. The position of Vice Chairman shall not be a corporate office or carry with it any of the powers or responsibilities of any corporate office of the corporation, however, the same individual may simultaneously serve as Vice Chairman and as a corporate officer of the corporation. The Vice Chairman shall serve for a term of one year and until his or her successor is duly appointed and qualified but may be removed by the Board of Directors at any time with or without cause and with or without notice or hearing. The Vice Chairman may be compensated for his or her services as such as the Board may determine.

      14. MANDATORY RETIREMENT AGE. The mandatory retirement age for a director shall be age seventy-two (72); provided that directors serving on November 14, 2000 shall be eligible to serve until age seventy-five (75).

      15. CHAIRMAN EMERITUS. The Board of Directors has created the honorary position of Chairman Emeritus of the corporation and has designated Charles H. Kaman the Chairman Emeritus of the Board of Directors of the corporation in appreciation of his service as Chairman of the Board of Directors from the inception of the corporation in 1945 to the date of his retirement from the Board of Directors in 2001. Mr. Kaman's appointment as Chairman Emeritus shall endure for the duration of his life during which he shall have the right to attend and observe all meetings of the Board of Directors.

                                   ARTICLE IV
                                    Officers

      1. GENERAL: The Board of Directors shall elect a Chairman, a President, one or more Vice Presidents, a Treasurer and a Secretary, and may from time to time appoint such other officers as the Board, deems expedient. Any two or more offices may be held by the same person. The duties of officers of the corporation shall be such as are prescribed by these by-laws and as may be prescribed by the Board.

      2. CHAIRMAN. The Chairman shall preside at all meetings of the Board of Directors and of the stockholders and, unless the Board otherwise determines, he or she shall be the chief executive officer of the corporation. As Chief Executive Officer, he or she shall have general control and management of the corporation's business and affairs, subject to the direction of the Board of Directors. The Chairman shall consult with and advise the President concerning the operations of the corporation. The Chairman shall perform such additional duties as may be assigned to him or her from time to time by the Board of Directors.

      3. PRESIDENT. The President shall perform all duties incident to the office of President and shall have full authority and responsibility for the operation of the business of the corporation, subject to the direction of the Board of Directors and the Chief Executive Officer. In the event of the absence or disability of the Chairman, the President shall perform the duties and have the power of the Chairman. The President shall perform such additional duties as may be assigned to him or her from time to time by the Board of Directors or the Chief Executive Officer.

      4. VICE PRESIDENT. Any Vice President shall have the powers and perform such duties as may be assigned to him or her or by the Board of Directors or the Chief Executive Officer.

      5. SECRETARY. The Secretary shall keep a record of the minutes of the proceedings of all meetings of stockholders and directors and shall issue all notices required by law or by these by-laws, and he or she shall discharge all other duties required of such officer by law or designated from time to time by the Board of Directors or by the Chief Executive Officer or as are incident to the office of Secretary. The Secretary shall have the custody of the seal of this corporation and all books, records and papers of this corporation, except such as shall be in the charge of the Treasurer or of some other person authorized to have custody and possession thereof by a resolution of the Board of Directors.

      6. TREASURER. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, keep full and accurate accounts of receipts and disbursements and books belonging to the corporation, deposit all moneys and valuable effects in the name and to the credit of the corporation in depositories approved by the Board of Directors, and, in general, perform such other duties as may from time to time be assigned to him or her by the Board of Directors or by the Chief Executive Officer or as are incident to the office of Treasurer.

      7. TERM OF OFFICE. Each of such officers shall serve for the term of one year and until his or her successor is duly appointed and qualified, but any officer may be removed by the Board of Directors at any time with or without cause and with or without notice or hearing. Vacancies among the officers by reason of death, resignation or other causes shall be filled by the Board of Directors.

      8. COMPENSATION. The compensation of all officers shall be fixed by the Board of Directors, and may be changed from time to time by a majority vote of the Board.

                                   ARTICLE V
                          Issue and Transfer of Stock

      1. CERTIFICATES. Certificates of stock shall be in form authorized or adopted by the Board of Directors and shall be consecutively numbered, provided that each certificate shall set forth upon its face as at the time of issue: the name of this corporation, a statement that this corporation is organized under the laws of the State of Connecticut, the name of the person to whom issued, the number of shares represented thereby and the par value of each such share; and provided that each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall be sealed with the seal of the corporation. Any such signature may be affixed manually or in facsimile.

      2. TRANSFER. The stock of the corporation shall be transferred only upon the books of the corporation either by the stockholder in person, or by power of attorney executed by the stockholder for that purpose, upon the surrender for cancellation of the old stock certificate. Prior to due presentment for registration of transfer of a security, the corporation shall treat the registered owner of a security as the person exclusively entitled to vote, receive notifications and dividends, and otherwise to exercise all the rights and powers of the shares represented by such security.

The form of transfer shall be as follows:

For value received________________________hereby sell, assign and transfer unto ____________ ______shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint _______________to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated_________________, 2__.

In the presence
of:________________________________________________________________
New certificates shall thereupon be issued to the purchaser or assignee.

                                   ARTICLE VI
                                      Seal

      1. The seal of the corporation shall have inscribed thereon the name of the corporation, the word "Seal" and the word "Connecticut", and shall be in the custody of the Secretary.

                                  ARTICLE VII
                                  Fiscal Year

      1. The fiscal year of the corporation shall commence on January 1.

                                  ARTICLE VIII
                                   Amendments

      1. These by-laws may be adopted, amended or repealed at any validly called and convened meeting of the Board of Disrectors by the affirmative vote of Directors holding a majority of the number of directorships at the time or by the unanimous written consent of the Board of Directors as provided in
Article III, Section 8 of these by-laws. Any notice of a meeting of the Board of Directors at which by-laws are to be adopted, amended or repealed shall include notice of such proposed action.

                                                                      Exhibit B
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

         Each of Roberta C. Kaman, C. William Kaman II, Steven W. Kaman and Cathleen H. Kaman (individually a "DPA Attorney-in-Fact" and collectively, the "DPA Attorneys-in-Fact") in his or her capacity as an Attorney-in-Fact under the Durable Power of Attorney, dated May 4, 1996 granted by Charles H. Kaman (the "Durable Power of Attorney") hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as his or her sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that each of the DPA Attorneys-in-Fact is entitled to do so) with respect to the 258,375 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), of Kaman Corporation (the "Company"), evidenced by certificate numbers set forth on Annex A, registered in the name of Charles H. Kaman on the books and records of the Company over which the DPA Attorneys-in-Fact have voting power under the terms of the Durable Power of Attorney, and any additional shares of Class B Stock that the Durable Power of Attorney may thereafter govern (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by each of the DPA Attorneys-in-Fact, any and all prior proxies given by the DPA Attorneys-in-Fact with respect to any Shares are hereby revoked and each of the DPA Attorneys-in-Fact agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i), (ii) and (iii) of the fourth Paragraph hereof.

         This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which each of the DPA Attorneys-in-Fact hereby acknowledges, and is granted in consideration of each of the DPA Attorneys-in-Fact, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

         This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

         The Proxies named above are hereby authorized and empowered by each of the DPA Attorneys-in-Fact, at any time and from time to time on or prior to the Expiration Date, to act as the DPA Attorneys-in-Fact's proxy to vote the Shares, and to exercise all voting rights of the DPA Attorneys-in-Fact with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, (ii) approving the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(iii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the DPA Attorneys-in-Fact or any other Party contained in the Agreement.

         All authority herein conferred shall survive the death or incapacity of any of the DPA Attorneys-in-Fact and any obligation of any of the DPA Attorneys-in-Fact hereunder shall be binding upon his or her heirs, personal representatives, successors and assigns.

         This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

         Each of the DPA Attorneys-in-Fact acknowledges and agrees that performance of his or her respective obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. Each of the DPA Attorneys-in-Fact agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

         Each of the DPA Attorneys-in-Fact shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

         If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

         This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

         Notwithstanding any other provision of this Irrevocable Proxy, each of the DPA Attorneys-in-Fact is executing and delivering this Irrevocable Proxy in his or her capacity as a fiduciary of Kaman and not in his or her capacity as a director or officer of the Company, and nothing herein shall require any such person to act in his or her capacity as a director or officer of the Company or any of its subsidiaries in a manner contrary to the proper discharge of his or her fiduciary duties to the Company or any of its subsidiaries.

         (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

                                        ROBERTA C. KAMAN, in her capacity as an
                                        Attorney-in-Fact under the Durable
                                        Power of Attorney, dated May 4, 1996


                                        By:____________________________
                                        Name:     Roberta C. Kaman
                                        Title:    Attorney-in-Fact


                                        C. WILLIAM KAMAN II, in
                                        his capacity as an
                                        Attorney-in-Fact under the
                                        Durable Power of Attorney,
                                        dated May 4, 1996


                                        By:____________________________
                                        Name:     C. William Kaman II
                                        Title:    Attorney-in-Fact

                                        STEVEN W. KAMAN, in his capacity as an
                                        Attorney-in-Fact under the Durable
                                        Power of Attorney, dated May 4, 1996


                                        By:____________________________
                                        Name:    Steven W. Kaman
                                        Title:   Attorney-in-Fact


                                        CATHLEEN H. KAMAN, in her capacity as
                                        an Attorney-in-Fact under the Durable
                                        Power of Attorney, dated May 4, 1996


                                        By:____________________________
                                        Name:     Cathleen H. Kaman
                                        Title:    Attorney-in-Fact

                                                                        Annex A
                                                                        -------

Share certificate numbers evidencing the 258,375 Directly Owned Kaman Class B Shares:

B 1236
B 1270
B 1521
B 1631
B 1665
B 1723
B 2036
B 2074
B 2213
B 2737
B 2738
B 3214
B 3216
B 3436
B 4269
B 4323
B 4408
B 4512
B 4523

                                                                      Exhibit C
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Each of Roberta C. Kaman, C. William Kaman II, Steven W. Kaman, and Cathleen H. Kaman (individually a "Voting Trustee" and collectively, the "Voting Trustees") in his or her capacity as a Voting Trustee under a Voting Trust Agreement, dated August 14, 2000 and as amended as of June 7, 2005 (the "Voting Trust Agreement") hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as his or her sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that each of the Voting Trustees is entitled to do so) with respect to the 199,802 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), of Kaman Corporation (the "Company"), evidenced by certificate no. 5279, registered in the name of John C. Yavis, Jr. as Custodian under the Voting Trust Agreement on the books and records of the Company over which the Voting Trustees have voting power under the terms of the Voting Trust Agreement, and any additional shares of Class B Stock or other voting securities of the Company that the Voting Trust Agreement may thereafter govern (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by each of the Voting Trustees, any and all prior proxies given by the Voting Trustees with respect to any Shares are hereby revoked and each of the Voting Trustees agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i), (ii) and
(iii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which each of the Voting Trustees hereby acknowledges, and is granted in consideration of each of the Voting Trustees, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by each of the Voting Trustees, at any time and from time to time on or prior to the Expiration Date, to act as the Voting Trustees' proxy to vote the Shares, and to exercise all voting rights of the Voting Trustees with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, (ii) approving the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(iii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Voting Trustees or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity of any of the Voting Trustees and any obligation of any of the Voting Trustees hereunder shall be binding upon his or her heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  Each of the Voting Trustees acknowledges and agrees that performance of his or her respective obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. Each of the Voting Trustees agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  Each of the Voting Trustees shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Proxies to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

                  Notwithstanding any other provision of this Irrevocable Proxy, each of the Voting Trustees is executing and delivering this Irrevocable Proxy in his or her capacity as a fiduciary of Newgate and not in his or her capacity as a director or officer of the Company, and nothing herein shall require any such person to act in his or her capacity as a director or officer of the Company or any of its subsidiaries in a manner contrary to the proper discharge of his or her fiduciary duties to the Company or any of its subsidiaries.

        (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

                                    ROBERTA C. KAMAN, in her
                                    capacity as a Voting
                                    Trustee under the Voting
                                    Trust Agreement, dated
                                    August 14, 2000 and as
                                    amended as of June 7, 2005


                                    By:____________________________
                                    Name:   Roberta C. Kaman
                                    Title:  Voting Trustee

                                    C. WILLIAM KAMAN II, in
                                    his capacity as a Voting
                                    Trustee under the Voting
                                    Trust Agreement, dated
                                    August 14, 2000 and as
                                    amended as of June 7, 2005


                                    By:____________________________
                                    Name:   C. William Kaman II
                                    Title:  Voting Trustee


                                    STEVEN W. KAMAN, in his capacity as a
                                    Voting Trustee under the Voting Trust
                                    Agreement, dated August 14, 2000 and as
                                    amended as of June 7, 2005


                                    By:____________________________
                                    Name:  Steven W. Kaman
                                    Title: Voting Trustee


                                    CATHLEEN H. KAMAN, in her capacity as a
                                    Voting Trustee under the Voting Trust
                                    Agreement, dated August 14, 2000 and as
                                    amended as of June 7, 2005


                                    By:____________________________
                                    Name:   Cathleen H. Kaman
                                    Title:  Voting Trustee

                                                                      Exhibit D
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Charles H. Kaman ("Kaman"), acting through the Attorney-in-Fact (the "GPA Attorney-in-Fact") under the General Power of Attorney, dated February 11, 1998 (the "General Power of Attorney"), granted by Kaman, hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as his sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that Kaman is entitled to do so) with respect to the 234,626 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A, registered in the name of Kaman on the books and records of the Company over which the GPA Attorney-in-Fact has voting power under the terms of the General Power of Attorney, and any additional shares of Class A Stock that the General Power of Attorney may thereafter govern (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by Kaman, any and all prior proxies given by Kaman with respect to any Shares are hereby revoked and Kaman agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i) and (ii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which Kaman hereby acknowledges, and is granted in consideration of Kaman, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by Kaman, at any time and from time to time on or prior to the Expiration Date, to act as Kaman's proxy to vote the Shares, and to exercise all voting rights of Kaman with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, and (ii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Kaman or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity of Kaman and any obligation of Kaman hereunder shall be binding upon his heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  Kaman acknowledges and agrees that performance of his obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. Kaman agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  Kaman shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

                                     CHARLES H. KAMAN, acting through
                                     JOHN C. YAVIS, JR., in his capacity as
                                     the Attorney-in-Fact under the General
                                     Power of Attorney, dated February 11, 1998


                                     By:____________________________
                                     Name:    John C. Yavis, Jr.
                                     Title:   Attorney-in-Fact

                                                                        Annex A
                                                                        -------

Share certificate numbers evidencing the 234,626 Kaman Class A Shares:

A 183391
A 183614
A 221811
A 224490
A 224547
A 225822
A 225870
A 227344
A 228394
A 228516
A 228941
A 229516
A 230273

                                                                      Exhibit E
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Newgate Associates Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), acting through its sole general partner (the "General Partner"), hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as its sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that Newgate is entitled to do so) with respect to the 95,264 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A, registered in the name of Newgate on the books and records of the Company over which Newgate has voting power under Section 4.01 of the Limited Partnership Agreement, dated December 23, 1992, as amended on June 16, 1999, on July 16, 2004 and on June 7, 2005 (as so amended, the "Newgate Partnership Agreement"), and any additional shares of Class A Stock that the Limited Partnership Agreement may thereafter govern (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by Newgate, any and all prior proxies given by Newgate with respect to any Shares are hereby revoked and Newgate agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i) and (ii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which Newgate hereby acknowledges, and is granted in consideration of Newgate, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by Newgate, at any time and from time to time on or prior to the Expiration Date, to act as Newgate's proxy to vote the Shares, and to exercise all voting rights of Newgate with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, and (ii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Newgate or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity (if a natural person) or the liquidation or dissolution (if not a natural person) of Newgate and the General Partner and any obligation of Newgate or the General Partner hereunder shall be binding upon his or its heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  Newgate acknowledges and agrees that performance of its obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. Newgate agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  Newgate shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

                                       NEWGATE ASSOCIATES LIMITED PARTNERSHIP,
                                       by its sole General Partner


                                       By:____________________________
                                       Name:   C. William Kaman II
                                       Title:  General Partner

                                                                        Annex A
                                                                        -------

Share certificate numbers evidencing the 95,264 Newgate Class A Shares:

A 218351
A 218360
A 218363
A 218365
A 230274

                                                                      Exhibit F
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Oldgate Associates Limited Partnership, a Connecticut limited partnership ("Oldgate"), acting through its sole general partner (the "General Partner"), hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as its sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that Oldgate is entitled to do so) with respect to the 148,850 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A, registered in the name of Oldgate on the books and records of the Company over which Oldgate has voting power under Sections 4.01 and 4.02 of the Oldgate Limited Partnership Agreement of Limited Partnership, dated December 18, 1996 (the "Oldgate Partnership Agreement"), and any additional shares of Class A Stock that the Oldgate Partnership Agreement may thereafter govern (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by Oldgate, any and all prior proxies given by Oldgate with respect to any Shares are hereby revoked and Oldgate agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses
(i) and (ii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which Oldgate hereby acknowledges, and is granted in consideration of Oldgate, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by Oldgate, at any time and from time to time on or prior to the Expiration Date, to act as Oldgate's proxy to vote the Shares, and to exercise all voting rights of Oldgate with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, and (ii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Oldgate or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity (if a natural person) or the liquidation or dissolution (if not a natural person) of Oldgate and the General Partner and any obligation of Oldgate or the General Partner hereunder shall be binding upon his or its heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  Oldgate acknowledges and agrees that performance of its obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. Oldgate agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  Oldgate shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

                                   OLDGATE ASSOCIATES LIMITED PARTNERSHIP,
                                   by its sole General Partner


                                   By:____________________________
                                   Name:   C. William Kaman II
                                   Title:  General Partner

                                                                        Annex A
                                                                        -------

Share certificate numbers:

A 224496
A 224501
A 224503

                                                                      Exhibit G
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  C. William Kaman II ("CWK") hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as his sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that CWK is entitled to do so) with respect to (i) the 62,388 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A-1, registered in the name of CWK on the books and records of the Company and over which CWK has sole voting power, (ii) the 64,446 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock") of the Company evidenced by the certificate numbers set forth on Annex A-2, registered in the name of CWK on the books and records of the Company and over which CWK has sole voting power, (iii) 52,614 shares of Class A Common Stock, evidenced by the certificate numbers set forth on Annex A-3, registered in the name of CWK as trustee for Charles Tyson Kaman on the books and records of the Company and over which CWK has sole voting power, (iv) 2,400 shares of Class B Common Stock, evidenced by the certificate numbers set forth on Annex A-4, registered in the name of CWK as trustee for Charles Tyson Kaman on the books and records of the Company and over which CWK has sole voting power, (v) 37,275 shares of Class A Common Stock, evidenced by the certificate numbers set forth on Annex A-5, registered in the name of CWK as trustee for Kathryn S. Kaman on the books and records of the Company and over which CWK has sole voting power, (vi) 2,400 shares of Class B Common Stock, evidenced by the certificate numbers set forth on Annex A-6, registered in the name of CWK as trustee for Kathryn S. Kaman on the books and records of the Company and over which CWK has sole voting power, and (vii) any additional shares of Class A Stock or Class B Stock for which CWK may hereafter acquire the right to vote (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by CWK, any and all prior proxies given by CWK with respect to any Shares are hereby revoked and CWK agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses
(i), (ii) and (iii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which CWK hereby acknowledges, and is granted in consideration of CWK, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by CWK, at any time and from time to time on or prior to the Expiration Date, to act as CWK's proxy to vote the Shares, and to exercise all voting rights of CWK with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, (ii) as to all of the Shares that are Class B Stock, approving the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(iii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of CWK or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity of CWK and any obligation of CWK hereunder shall be binding upon his heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  CWK acknowledges and agrees that performance of his obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. CWK agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  CWK shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.



                                                   ____________________________
                                                   Name: C. William Kaman II

                                                                      Annex A-1
                                                                      ---------

Share certificate numbers evidencing the 62,388 CWK Class A Shares held personally:

A 223586
A 224873
A 226286
A 228781
A 228782
A 228783
A 228784
A 228785
A 228786
A 229366
A 230223
A 230536

                                                                      Annex A-2
                                                                      ---------

Share certificate numbers evidencing the 64,446 CWK Class B Shares held personally:

B 5275

                                                                      Annex A-3
                                                                      ---------

Share certificate numbers evidencing the 52,614 CWK Class A Shares held as Trustee for Charles Tyson Kaman:

A 146765
A 149403
A 156230
A 156231
A 159270
A 160829
A 162837
A 166267
A 166268
A 170903
A 175174
A 178383
A 178384
A 183640
A 186330
A 193743
A 194276
A 196850
A 203483
A 203629
A 205796
A 208479
A 209021
A 211404
A 212608
A 218289
A 223794
A 223795
A 223796
A 224460
A 225819
A 226906
A 227754
A 228515

                                                                      Annex A-4
                                                                      ---------

Share certificate numbers evidencing the 2,400 CWK Class B Shares held as Trustee for Charles Tyson Kaman:

B 4496

                                                                      Annex A-5
                                                                      ---------

Share certificate numbers for the 37,275 CWK Class A Shares held as Trustee for Kathryn S. Kaman:


A 159271
A 160830
A 162838
A 166271
A 170904
A 175173
A 178386
A 183612
A 186329
A 193712
A 203610
A 208478
A 211403
A 212607
A 218290
A 220021
A 220064
A 221875
A 223361
A 224461
A 225820
A 226907
A 227756
A 227978

                                                                      Annex A-6
                                                                      ---------

Share certificate numbers for the 2,400 CWK Class B Shares held as Trustee for Kathryn S. Kaman:

B 4495

                                                                      Exhibit H
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Roberta C. Kaman ("RCK") hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen
S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as her sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that RCK is entitled to do so) with respect to (i) the 23,132 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A-1, registered in the name of RCK on the books and records of the Company and over which RCK has sole voting power, (ii) the 1,471 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock") of the Company evidenced by the certificate numbers set forth on Annex A-2, registered in the name of RCK on the books and records of the Company and over which RCK has sole voting power, and (iii) any additional shares of Class A Stock or Class B Stock for which RCK may hereafter acquire the right to vote (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by RCK, any and all prior proxies given by RCK with respect to any Shares are hereby revoked and RCK agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses
(i), (ii) and (iii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which RCK hereby acknowledges, and is granted in consideration of RCK, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by RCK, at any time and from time to time on or prior to the Expiration Date, to act as RCK's proxy to vote the Shares, and to exercise all voting rights of RCK with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, (ii) as to all of the Shares that are Class B Stock, approving the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(iii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of RCK or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity of RCK and any obligation of RCK hereunder shall be binding upon her heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  RCK acknowledges and agrees that performance of her obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. RCK agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  RCK shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

         IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June 7, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.



                                                   ____________________________
                                                   Name: Roberta C. Kaman

                                                                      Annex A-1
                                                                      ---------

Share certificate numbers evidencing the 23,132 RCK Class A Shares:

A 121631
A 129403
A 139823
A 150064
A 166273
A 178389
A 193744
A 218362
A 224504

                                                                      Annex A-2
                                                                      ---------

Share certificate numbers evidencing the 1,471 RCK Class B Shares:

B 3139
B 3295
B 3438
B 3552
B 4524

                                                                      Exhibit I
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Steven W. Kaman ("SWK") hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen
S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as his sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that SWK is entitled to do so) with respect to (i) the 10,183 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock") of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A-1, registered in the name of SWK on the books and records of the Company and over which SWK has sole voting power, (ii) 4,151 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of the Company, evidenced by the certificate numbers set forth on Annex A-2, registered in the name of SWK as trustee for Cameryn H. Kaman on the books and records of the Company and over which SWK has sole voting power, and (iii) any additional shares of Class A Stock or Class B Stock for which SWK may hereafter acquire the right to vote (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by SWK, any and all prior proxies given by SWK with respect to any Shares are hereby revoked and SWK agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i), (ii) and (iii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which SWK hereby acknowledges, and is granted in consideration of SWK, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by SWK, at any time and from time to time on or prior to the Expiration Date, to act as SWK's proxy to vote the Shares, and to exercise all voting rights of SWK with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, (ii) as to all of the Shares that are Class B Stock, approving the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(iii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of SWK or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity of SWK and any obligation of SWK hereunder shall be binding upon his heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  SWK acknowledges and agrees that performance of his obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. SWK agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  SWK shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.



                                                   ____________________________
                                                   Name: Steven W. Kaman

                                                                      Annex A-1
                                                                      ---------


Share certificate numbers evidencing the 4,151 SWK Class A Shares:

A 228556
A 228939
A 229514

                                                                      Annex A-2
                                                                      ---------


Share certificate numbers evidencing the 10,183 SWK Class B Shares:

B 4507
B 4519
B 4617

                                                                      Exhibit J
                                                                      ---------

                               IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               KAMAN CORPORATION

                  Cathleen H. Kaman ("CHK") hereby irrevocably (to the fullest extent permitted by the Connecticut Business Corporation Act) appoints Eileen
S. Kraus and Walter H. Monteith, Jr., and each of them (collectively, the "Proxies"), as her sole and exclusive proxies, with full power of substitution and resubstitution, to vote and exercise all voting rights (to the fullest extent that CHK is entitled to do so) with respect to (i) the 23,252 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), of Kaman Corporation (the "Company"), evidenced by the certificate numbers set forth on Annex A-1, registered in the name of CHK on the books and records of the Company and over which CHK has sole voting power, (ii) the 10,234 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock") of the Company evidenced by the certificate numbers set forth on Annex A-2, registered in the name of CHK on the books and records of the Company and over which CHK has sole voting power, (iii) the 20,145 shares of Class A Common Stock, evidenced by the certificate numbers set forth on Annex A-3, registered in the name of CHK as trustee for Zane N. Kaman-Wood on the books and records of the Company and over which CHK has sole voting power, (iv) 2,400 shares of Class B Common Stock, evidenced by the certificate numbers set forth on Annex A-4, registered in the name of CHK as trustee for Zane N. Kaman-Wood on the books and records of the Company and over which CHK has sole voting power, and (v) any additional shares of Class A Stock or Class B Stock for which CHK may hereafter acquire the right to vote (collectively, the "Shares"). Upon execution and delivery of this Irrevocable Proxy by CHK, any and all prior proxies given by CHK with respect to any Shares are hereby revoked and CHK agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date that are inconsistent with the purpose and intent of this Irrevocable Proxy, as set forth in clauses (i), (ii) and (iii) of the fourth Paragraph hereof.

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Connecticut Business Corporation Act), is coupled with an interest, which CHK hereby acknowledges, and is granted in consideration of CHK, the Company and others entering into the Agreement, dated as of June 7, 2005 (the "Agreement"). Capitalized terms used but not defined in this Irrevocable Proxy shall have the meanings ascribed thereto in the Agreement.

                  This Irrevocable Proxy shall become effective promptly upon the occurrence of the end of the Permitted Termination Period and terminate on the Expiration Date.

                  The Proxies named above are hereby authorized and empowered by CHK, at any time and from time to time on or prior to the Expiration Date, to act as CHK's proxy to vote the Shares, and to exercise all voting rights of CHK with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Connecticut Business Corporation Act and to be counted in determining whether a quorum is present at any meeting of the shareholders of the Company), at any annual, special or adjourned meeting of the shareholders of the Company for the purpose of (i) approving whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement and all other actions required in furtherance thereof, (ii) as to all of the Shares that are Class B Stock, approving the Proposed Charter Governance Amendments and all other actions required in furtherance thereof and
(iii) disapproving or rejecting any proposal that (a) is inconsistent with or contrary to the terms and conditions of whichever of the Proposed Recapitalization or the Substitute Recapitalization Proposal is then recommended by the Board in accordance with the Agreement, the Proposed Charter Governance Amendments or the Proposed Bylaw Governance Amendments or (b) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of CHK or any other Party contained in the Agreement.

                  All authority herein conferred shall survive the death or incapacity of CHK and any obligation of CHK hereunder shall be binding upon her heirs, personal representatives, successors and assigns.

                  This Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflict of laws principles thereof. All actions and proceedings regarding the rights and obligations under this Irrevocable Proxy shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

                  CHK acknowledges and agrees that performance of her obligations hereunder will confer a unique benefit on the Company and that a failure of performance will not be compensable by money damages. CHK agrees that this Irrevocable Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Company for any breach of any agreement, covenant or representation hereunder. This Irrevocable Proxy may not be amended, restated or modified or any provision hereof waived without the written consent of the Company.

                  CHK shall, upon request, execute and deliver any additional documents or instruments and take such actions as may reasonably be deemed by the Company to be necessary or desirable to complete the Irrevocable Proxy granted herein or to carry out the provisions hereof.

                  If any term, provision, covenant, or restriction of this Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Irrevocable Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                  This Irrevocable Proxy may be executed in counterparts and signature pages exchanged by facsimile, and each counterpart shall be deemed to be an original, but all counterparts of which shall constitute one and the same agreement.

        (The remainder of this page has been intentionally left blank.)

                  IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Proxy as of the 7th day of June, 2005. This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.



                                                  ____________________________
                                                  Name: Cathleen H. Kaman

                                                                      Annex A-1
                                                                      ---------

Share certificate numbers evidencing the 23,252 CHK Class A Shares owned personally:

A 227678
A 227679
A 227680
A 227681
A 227682
A 227683
A 227684
A 227685
A 227686
A 227687
A 227688
A 227689
A 227690
A 227691
A 227692
A 227693
A 227694
A 227695
A 227696
A 227757
A 227977
A 228938

                                                                      Annex A-2
                                                                      ---------

Share certificate numbers evidencing the 10,234 CHK Class B Shares owned personally:

B 5259
B 5260
B 5261
B 5262
B 5263
B 5264
B 5265
B 5266
B 5267
B 5268
B 5269

                                                                      Annex A-3
                                                                      ---------

Share certificate numbers evidencing the 20,145 CHK Class A Shares owned as Trustee for Zane N. Kaman-Wood:

A 214204
A 218291
A 220065
A 221876
A 223365
A 224462
A 225821
A 226908
A 227753
A 227979
A 228940
A 229515

                                                                      Annex A-4
                                                                      ---------

Share certificate numbers evidencing the 2,400 CHK Class B Shares owned as Trustee for Zane N. Kaman-Wood:

B 4502